SEMIANNUAL REPORT  MARCH 31, 2001

Prudential
Active Balanced Fund

Fund Type Stock and bond

Objective Income and long-term growth of capital

(GRAPHIC)

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Active Balanced Fund (the
Fund) seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The
Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to maximize its total investment return.
Mark Stumpp and James Scott manage the
asset allocation with the aid of a
quantitative model. They also manage the stocks using other quantitative models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P 500 Index.
Prudential's U.S. Liquidity team manages the bond portion of the portfolio. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
    Sectors expressed as a percentage of
net assets as of 3/31/01
        38.7%   Bonds
                Equities:
        10.4    Finance
         7.7    Health Services & Technology
         6.9    Energy & Non-Energy Materials
         6.8    Technology Services
         5.2    Electronic Technology & Services
         4.3    Consumer Durables & Non-Durables
         3.5    Producer Manufacturing
         3.0    Retail Trade
         2.2    Consumer Services
         2.1    Utilities
         1.0    Transportation
         0.9    Process Industries
         0.3    Commercial Services
         7.0    Cash & Equivalents*

* Primarily collateral for stock and bond futures contracts used to manage asset allocation.

Ten Largest Equity Holdings
    Expressed as a percentage of
    net assets as of 3/31/01
    2.1%   General Electric Co.
           Diversified Operations
    1.4    Exxon Mobil Corp.
           Oil & Gas Equipment & Services
    1.4    Citigroup, Inc.
           Financial Services
    1.2    Pfizer, Inc.
           Pharmaceuticals
    1.2    Microsoft Corp.
           Computer Software & Services
    1.0    Merck & Co., Inc.
           Pharmaceuticals
    1.0    AOL Time Warner, Inc.
           Media & Communications
    0.9    Wal-Mart Stores, Inc.
           Retail
    0.8    Int'l. Business Machines Corp.
           Computer Systems/Peripherals
    0.8    American Int'l. Group, Inc.
           Insurance

Holdings are subject to change.

www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                    As of 03/31/01
                   Six        One     Five       Since
                  Months      Year    Years    Inception2
Class A           -10.00%    -10.13%    N/A      39.56%
Class B           -10.27     -10.73     N/A      35.26
Class C           -10.27     -10.73     N/A      35.26
Class Z            -9.64      -9.64    50.69%   108.91
Lipper Balanced
 Fund Avg.3        -7.18      -6.26    58.50      ***

Average Annual Total Returns1                 As of 03/31/01

                     One     Five       Since
                     Year    Years    Inception2
    Class A        -14.62%    N/A       6.63%
    Class B        -15.73     N/A       6.93
    Class C        -12.62     N/A       6.87
    Class Z         -9.64    8.55%      9.36

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C,
11/7/96; and Class Z, 1/4/93.

3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the Lipper Balanced Fund category. The Lipper average is unmanaged.
Balanced funds are funds whose primary
objective is to conserve principal by
maintaining at all times a balanced
portfolio of both stocks and bonds.
Typically, the stock/bond ratio ranges
around 60%:40%.

***Lipper Since Inception returns are
47.60% for Class A, B, and C, and 125.19% for Class Z, based on all funds in each share class. The Lipper Since Inception returns begin at the closest month-end for each share class.

(LOGO)                                  May 15, 2001

Dear Shareholder,
The Prudential Active Balanced Fund's
Class A shares fell 10.00% over the six-month reporting period ended March 31, 2001 (-14.50% for those paying the maximum one-time Class A share sales charge). Over the same period, the Fund's benchmark, the Lipper
Balanced Fund Average, returned -7.18%,
while the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) of
stocks of large, established companies
flirted with bear market lows and fell by 18.74%.

The hallmark of this Fund is
diversification, and its investments are spread across a wide variety of instruments, including stocks, bonds, and money market securities. Diversification was an important determinant of performance over the reporting period.
While stock prices fell, the bond market actually rose 7.4%, as measured by the Lehman Brothers Aggregate Bond Index.
Money market instruments also performed
well. According to Lipper Analytics, the average taxable money market fund rose
2.7%. While most of the Fund's assets were invested in stocks, the sizable proportion in these other asset categories helped cushion the impact of a sharply falling stock market.

The Fund's high stock allocation was one reason that it trailed the median balanced fund over the past six months. In retrospect, while the Fund's managers may have increased the allocation to stocks too early, they believe that stock market valuations are the most attractive seen in years, and that the Fund is well positioned for an eventual rebound.

Sincerely,


David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./Prudential Active Balanced Fund

Prudential Active Balanced Fund
Semiannual Report    March 31, 2001

Investment Adviser's Report

ACTIVE ASSET ALLOCATION
Asset class exposure can have a greater
impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Over this reporting period, asset
allocation detracted from performance. We held slightly more stocks as prices fell in late 2000 and early 2001. This was consistent with our value-oriented process, which tends to favor stocks when prices decline. While doing so dampened returns, we don't believe that it is possible to precisely time a stock market bottom. Consequently, we feel that a better approach is to position the Fund for an eventual turnaround by purchasing an increasing proportion of stocks as prices decline.

OUR QUANTITATIVE STOCK STRATEGY
The Prudential Active Balanced Fund
attempts to better the performance of the S&P 500 Index while avoiding large risks in the form of deviations from its benchmark index. The Fund's managers take many small positions, emphasizing stocks that our models rank as inexpensive for their growth potential and de-emphasizing those that appear to be too expensive. We also attempt to maintain a risk profile that is similar to that of the S&P 500
Index--that is to say, we normally hold
industry, sector, and company weightings fairly close to those of the S&P 500
Index. We allow a slight
additional exposure when a very high
proportion of stocks in a category is
considered attractive according to our
quantitative measures. The purpose

Prudential Active Balanced Fund
Semiannual Report    March 31, 2001

of these controls is to take positions in stocks that we like while limiting unintended exposure to risk. The Fund's total return can and will deviate from its benchmark, but we believe it is not significantly vulnerable to any single influence. If our stock selection methodology works as we hope, the resulting returns will tend to exceed those of our benchmark over the long term.

The Fund's equities performed in line with the S&P 500 Index over the past six months. While our objective is to beat the market, simply matching it over an interval of significant volatility is encouraging. That's because volatility can test whether risk controls present in the portfolio are working. Of course, there were a number of positive and negative aspects to performance. First, our quantitative methodology tended to favor stocks of smaller and midsize companies relative to their larger counterparts. Values were significantly better in this portion of the market and, depending on the choice of benchmark, mid-cap stocks outpaced larger stocks by more than 5% over this interval. Although our exposure to small- and mid-cap stocks helped, it was offset by weak security selection, particularly in high-technology issues.

Our discipline prevented the Fund from
becoming swept up in the dot-com mania.
Instead, we tended to emphasize only
technology stocks that had a strong record of exceeding earnings expectations. While this approach has worked over time, these stocks fared poorly during the period as investors unloaded technology shares in response to deteriorating earnings prospects. Solid companies such as Vitesse
Semiconductor, Sanmina, and QLogic all
fell by more than 70%. Fortunately, one
benefit of holding a broadly diversified portfolio is that something is frequently working even when other positions lag. For example, the Fund's holdings in utilities--notably Calpine and
Southern Company--rose over the interval.

www.prudential.com                (800) 225-1852

BONDS
During the reporting period, the return of our bond portfolio was very close to that of our benchmark, the Lehman Brothers
Aggregate Bond Index.

LOOKING AHEAD
By the conventional definition--a 20%
decline from a previous high--the popular stock indexes are in a bear market. For technology-related issues, "depression" may be a more apt description. Investors are nervous and risk-averse, preferring the relative safety of defensive stocks.
Historically, such conditions have marked an excellent time to invest. Risk and return are related in financial markets, and consequently, long-term investors who are willing to weather the current exceptionally high levels of volatility should eventually be rewarded. We believe that now is an opportune time to buy stocks. Therefore we have positioned the portfolio much more aggressively than we ever have in the past. Shortly after the end of the reporting period, we boosted the allocation to stocks to more than 70% of total assets. We will significantly overweight stocks until either prices rebound or fundamentals significantly deteriorate.

Prudential Active Balanced Fund Management Team

Prudential Active Balanced Fund
Semiannual Report    March 31, 2001

Financial
    Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  86.7%
Common Stocks  54.3%
-------------------------------------------------------------------------------------
Advertising  0.2%
     63,600(f) Interpublic Group of Companies, Inc.                   $    2,184,660
-------------------------------------------------------------------------------------
Aerospace/Defense  0.7%
     61,900    Boeing Co.                                                  3,448,449
     51,700    General Dynamics Corp.                                      3,243,658
      9,500    Raytheon Co.                                                  279,110
                                                                      --------------
                                                                           6,971,217
-------------------------------------------------------------------------------------
Airlines  0.8%
    100,100    AMR Corp.(a)                                                3,515,512
     73,100    Delta Airlines, Inc.                                        2,887,450
     42,525    Southwest Airlines Co.                                        754,819
     33,800    UAL Corp.(a)                                                1,117,090
                                                                      --------------
                                                                           8,274,871
-------------------------------------------------------------------------------------
Aluminum  0.3%
     70,800    Alcan Aluminum Ltd.                                         2,548,800
-------------------------------------------------------------------------------------
Auto Parts & Equipment  0.2%
     19,300    BorgWarner, Inc.                                              773,351
     45,600    Dana Corp.                                                    783,408
                                                                      --------------
                                                                           1,556,759
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.6%
     90,676    General Motors Corp.                                        4,701,551
    127,159    Visteon Corp.                                               1,912,471
                                                                      --------------
                                                                           6,614,022
-------------------------------------------------------------------------------------
Banking  0.9%
        600    Bank One Corp.                                                 21,708
      5,000    Comerica, Inc.                                                307,500
      6,200(f) Fifth Third Bancorp                                           331,313
     41,500    First Union Corp.                                           1,369,500
      2,500    KeyCorp                                                        64,500

    See Notes to Financial Statements                                      7

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      9,600    Northern Trust Corp.                                   $      600,000
     57,400    PNC Bank Corp.                                              3,888,850
     10,100    Suntrust Banks, Inc.                                          654,480
        500    Union Planters Corp.                                           19,245
     77,756    US Bancorp                                                  1,803,939
      3,500    Wachovia Corp.                                                210,875
                                                                      --------------
                                                                           9,271,910
-------------------------------------------------------------------------------------
Beverages  1.1%
     52,400    Anheuser-Busch Companies, Inc.                              2,406,732
     72,100    Coca-Cola Co.                                               3,256,036
    131,400    PepsiCo, Inc.                                               5,775,030
                                                                      --------------
                                                                          11,437,798
-------------------------------------------------------------------------------------
Building & Construction  0.3%
      7,400    Centex Corp.                                                  308,210
     35,494    Lennar Corp.                                                1,414,791
     29,600    Pulte Corp.                                                 1,196,136
                                                                      --------------
                                                                           2,919,137
-------------------------------------------------------------------------------------
Business Services  0.1%
      7,400(f) Omnicom Group, Inc.                                           613,312
     45,500    Polycom, Inc.                                                 563,063
     13,500    Xerox Corp.                                                    80,865
                                                                      --------------
                                                                           1,257,240
-------------------------------------------------------------------------------------
Chemicals  0.9%
    194,100    Agrium, Inc. (Canada)                                       2,445,660
     29,000    Air Products & Chemicals, Inc.                              1,113,600
      2,700    Cabot Microelectronics Corp.(a)                               118,800
     63,400    Dow Chemical Co.                                            2,001,538
     53,100    Du Pont (E.I.) de Nemours & Co.                             2,161,170
     56,600    Lyondell Chemical Co.                                         813,342
      9,800    Praxair, Inc.                                                 437,570
                                                                      --------------
                                                                           9,091,680
-------------------------------------------------------------------------------------
Computer Software & Services  3.2%
     21,500    Adobe Systems, Inc.                                           751,855
     88,600    BMC Software, Inc.(a)                                       1,904,900

    8                                      See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     77,900(f) Citrix Systems, Inc.(a)                                $    1,645,637
     31,500    Electronic Data Systems Corp.                               1,759,590
    140,500    EMC Corp.(a)                                                4,130,700
    214,400    Microsoft Corp.(a)                                         11,725,000
    325,300    Oracle Systems Corp.(a)                                     4,872,994
     34,700(f) Siebel Systems, Inc.(a)                                       943,840
      3,200    SunGuard Data Systems, Inc.(a)                                157,536
    121,200    Sun Microsystems, Inc.(a)                                   1,862,844
     39,720    VERITAS Software Corp.(a)                                   1,836,653
                                                                      --------------
                                                                          31,591,549
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  1.2%
     72,400    Compaq Computer Corp.                                       1,317,680
     64,600    Hewlett-Packard Co.                                         2,020,042
     87,500    International Business Machines Corp.                       8,415,750
      5,171    McDATA Corp.(a)                                                97,603
      9,800    NCR Corp.(a)                                                  382,494
                                                                      --------------
                                                                          12,233,569
-------------------------------------------------------------------------------------
Containers
     91,800    Crown Cork & Seal Co., Inc.(a)                                371,790
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.4%
     69,300    Colgate-Palmolive Co.                                       3,829,518
      3,100    Kimberly-Clark Corp.                                          210,273
                                                                      --------------
                                                                           4,039,791
-------------------------------------------------------------------------------------
Data Processing/Management  0.2%
     26,900    First Data Corp.                                            1,606,199
-------------------------------------------------------------------------------------
Diversified Consumer Products  0.4%
     32,000    Gillette Co.                                                  997,440
     50,800    Procter & Gamble Co.                                        3,180,080
      5,200    Unilever NV                                                   273,728
                                                                      --------------
                                                                           4,451,248

    See Notes to Financial Statements                                      9

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Manufacturing  1.0%
      4,600    Danaher Corp.                                          $      250,976
     18,800    Donaldson Co., Inc.                                           501,772
     38,700(f) Illinois Tool Works, Inc.                                   2,199,708
     18,800    National Service Industries, Inc.                             440,860
    152,200    Tyco International Ltd.                                     6,579,606
                                                                      --------------
                                                                           9,972,922
-------------------------------------------------------------------------------------
Diversified Operations  2.1%
      4,000    Corning, Inc.                                                  82,760
    499,950    General Electric Co.                                       20,927,907
                                                                      --------------
                                                                          21,010,667
-------------------------------------------------------------------------------------
Electrical Utilities  2.5%
     11,760    American Electric Power Co., Inc.                             552,720
     96,500    Calpine Corp.(a)                                            5,314,255
     21,400(f) Consolidated Edison, Inc.                                     793,940
     13,300    Dominion Resources, Inc.                                      857,451
      2,800    DTE Energy Co.                                                111,440
    127,000    Duke Energy Corp.                                           5,427,980
     22,300    Entergy Corp.                                                 847,400
     35,100    Exelon Corp.                                                2,302,560
      9,800    FPL Group, Inc.                                               600,740
     64,100    PG&E Corp.(a)                                                 798,045
     37,600    PPL Corp.                                                   1,652,896
     10,011    Progress, Energy, Inc.(a)                                     243,646
      1,600    Public Service Company of New Mexico                           46,416
    137,100    Southern Co.                                                4,810,839
                                                                      --------------
                                                                          24,360,328
-------------------------------------------------------------------------------------
Electronic Components  0.7%
     29,100    Advanced Micro Devices, Inc.(a)                               772,314
     21,200    Emerson Electric Co.                                        1,314,400
      5,200    L-3 Communications Holdings, Inc.(a)                          410,540
      2,300    Molex, Inc.                                                    81,147
     92,000(f) Sanmina Corp.(a)                                            1,799,750
    131,200(f) Solectron Corp.(a)                                          2,494,112
                                                                      --------------
                                                                           6,872,263

    10                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Financial Services  6.8%
     72,200    American Express Co.                                   $    2,981,860
     20,400    AmeriCredit Corp.(a)                                          661,572
     62,700    Astoria Financial Corp.                                     3,350,531
      9,960    BankAmerica Corp.                                             545,310
      5,846    Bear Stearns & Co., Inc.                                      267,396
     48,300    Capital One Financial Corp.                                 2,680,650
    299,160    Citigroup, Inc.                                            13,456,217
      3,600    Countrywide Credit Industries, Inc.                           177,660
     36,200    Federal Home Loan Mortgage Corp.                            2,346,846
     53,700    Federal National Mortgage Assoc.                            4,274,520
     57,144    FleetBoston Financial Corp.                                 2,157,186
     12,700    Golden West Financial Corp.                                   824,230
     15,500(f) Goldman Sachs Group, Inc.                                   1,319,050
     21,800    Household International, Inc.                               1,291,432
     30,500    Lehman Brothers Holdings, Inc.                              1,912,350
     90,550    MBNA Corp.                                                  2,997,205
     20,430    Mellon Financial Corp.                                        827,824
     42,800    Merrill Lynch & Co., Inc.                                   2,371,120
    174,510    Morgan (J.P.) Chase & Co., Inc.                             7,835,499
     52,100    Morgan Stanley, Dean Witter & Co.                           2,787,350
     39,500    Providian Financial Corp.                                   1,937,475
     24,800    Stilwell Financial, Inc.                                      665,136
     79,300    Washington Mutual, Inc.                                     4,341,675
    105,000    Wells Fargo & Co.                                           5,194,350
                                                                      --------------
                                                                          67,204,444
-------------------------------------------------------------------------------------
Food Distribution  0.1%
     27,200    SYSCO Corp.                                                   721,072
-------------------------------------------------------------------------------------
Foods  0.3%
     20,400    Albertson's, Inc.                                             649,128
      5,000(f) Campbell Soup Co.                                             149,350
     27,000    ConAgra, Inc.                                                 492,480
     14,300    General Mills, Inc.                                           615,043
     11,200    H. J. Heinz Co.                                               450,240
     34,500(f) Sara Lee Corp.                                                744,510
      6,200    Wm. Wrigley Jr. Co.                                           299,150
                                                                      --------------
                                                                           3,399,901

    See Notes to Financial Statements                                     11

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Health Care Services  0.2%
     32,600    UnitedHealth Corp.                                     $    1,931,876
-------------------------------------------------------------------------------------
Home Furnishings
     10,300    Springs Industries, Inc.                                      440,840
-------------------------------------------------------------------------------------
Hotels & Leisure  0.1%
      6,400    Marriott International, Inc.                                  263,552
      9,100    Starwood Hotels & Resorts Worldwide, Inc.                     309,491
                                                                      --------------
                                                                             573,043
-------------------------------------------------------------------------------------
Insurance  2.6%
    106,400    Allstate Corp.                                              4,462,416
     22,000    American General Corp.                                        841,500
     98,421    American International Group, Inc.                          7,922,891
     37,800    Chubb Corp.                                                 2,738,232
     11,500    Cincinnati Financial Corp.                                    436,281
      9,200    Hartford Financial Services Group                             542,800
      7,200    Jefferson-Pilot Corp.                                         488,808
     24,600    Loews Corp.                                                 1,461,486
      5,000    Marsh & McLennan Cos., Inc.                                   475,150
     25,100    MetLife, Inc.                                                 754,255
     63,700    SAFECO Corp.                                                1,795,544
     72,700    Selective Insurance Group, Inc.                             1,689,139
      5,600    St. Paul Companies, Inc.                                      246,680
     58,700    Torchmark Corp.                                             2,279,321
                                                                      --------------
                                                                          26,134,503
-------------------------------------------------------------------------------------
Leisure & Tourism  0.2%
     44,900    Carnival Corp.                                              1,242,383
      7,524    Sabre Holdings Corp.(a)                                       347,383
                                                                      --------------
                                                                           1,589,766
-------------------------------------------------------------------------------------
Machinery & Equipment  0.7%
     12,800    Caterpillar, Inc.                                             568,064
      7,900    Deere & Co.                                                   287,086
     35,300    Ingersoll-Rand Co.                                          1,401,763

    12                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
    134,600    McDermott International, Inc.(a)                       $    1,702,690
      6,100    Tecumseh Products Co.                                         295,087
    121,100    United Dominion Inds, Ltd. (Canada)                         2,543,100
                                                                      --------------
                                                                           6,797,790
-------------------------------------------------------------------------------------
Media & Communications  1.8%
    256,200    AOL Time Warner, Inc.                                      10,286,430
     12,800    Comcast Corp.(a)                                              536,800
     18,700    Gannett Co., Inc.                                           1,116,764
      2,800    McGraw-Hill Companies, Inc.                                   167,020
      2,600    Tribune Co.                                                   105,924
     48,819    Viacom, Inc.(a)                                             2,146,571
    137,000    Walt Disney Co.                                             3,918,200
                                                                      --------------
                                                                          18,277,709
-------------------------------------------------------------------------------------
Medical Products & Services  2.0%
     29,200    Aetna Inc.                                                  1,048,864
     16,500    Applera Corp--Applied Biosystems Group                        457,875
     14,650    Cardinal Health, Inc.                                       1,417,387
     62,400    Forest Laboratories, Inc.(a)                                3,696,576
     14,400(f) Genzyme Corp.(a)                                            1,300,752
     76,800    Johnson & Johnson Co.                                       6,717,696
     35,600    Manor Care, Inc.(a)                                           726,240
      8,200    Medtronic, Inc.                                               375,068
     10,000    Quest Diagnostics, Inc.(a)                                    888,700
      2,400    St. Jude Medical, Inc.(a)                                     129,240
     68,200    Tenet Healthcare Corp.(a)                                   3,000,800
                                                                      --------------
                                                                          19,759,198
-------------------------------------------------------------------------------------
Medical Technology  0.6%
     86,700    Abbott Laboratories                                         4,091,373
     31,800    Amgen, Inc.(a)                                              1,913,962
                                                                      --------------
                                                                           6,005,335
-------------------------------------------------------------------------------------
Metals--Nonferrous  0.1%
     23,388    Alcoa, Inc.                                                   840,799

    See Notes to Financial Statements                                     13

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  3.6%
     50,600    Baker Hughes, Inc.                                     $    1,837,286
      5,800(f) BJ Services Co.                                               412,960
     87,700    Dynegy, Inc.                                                4,473,577
      4,500    El Paso Corp.                                                 293,850
     66,500    Enron Corp.                                                 3,863,650
    176,832    Exxon Mobil Corp.                                          14,323,392
     47,636    KeySpan Corp.                                               1,816,361
     22,200(f) Nabors Industries, Inc.(a)                                  1,150,848
     29,800    Schlumberger, Ltd.                                          1,716,778
      1,400    Sempra Energy                                                  32,592
      4,600(f) Smith International, Inc.(a)                                  322,920
    106,400    Western Gas Resources, Inc.                                 3,431,400
     56,300    Williams Companies, Inc.                                    2,412,455
                                                                      --------------
                                                                          36,088,069
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  2.6%
     34,900    Anadarko Petroleum Corp.                                    2,191,022
     52,300    Apache Corp.                                                3,013,003
     30,900    Chevron Corp.                                               2,713,020
     15,100    Conoco, Inc.                                                  426,575
     38,300    Noble Affiliates, Inc.                                      1,598,259
     37,100(f) Phillips Petroleum Co.                                      2,042,355
     28,700    Pioneer Natural Resources Co.(a)                              450,590
    127,000    Royal Dutch Petroleum Co.                                   7,040,880
     70,400    Texaco, Inc.                                                4,674,560
     55,900    USX - Marathon Group                                        1,506,505
                                                                      --------------
                                                                          25,656,769
-------------------------------------------------------------------------------------
Paper & Forest Products  0.3%
     29,170    International Paper Co.                                     1,052,454
    133,700    Louisiana-Pacific Corp.                                     1,284,857
      4,700    Weyerhaeuser Co.                                              238,713
                                                                      --------------
                                                                           2,576,024
-------------------------------------------------------------------------------------
Pharmaceuticals  4.4%
        700    Allergan, Inc.                                                 51,905
     73,100    American Home Products Corp.                                4,294,625

    14                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
    118,800    Bristol-Myers Squibb Co.                               $    7,056,720
     12,900    Express Scripts, Inc.(a)                                    1,118,172
     19,400    King Pharmaceuticals, Inc.(a)                                 790,550
     67,300    Lilly (Eli) & Co.                                           5,159,218
    136,300    Merck & Co., Inc.                                          10,345,170
    290,975    Pfizer, Inc.                                               11,915,426
     22,542    Pharmacia Upjohn, Inc.                                      1,135,441
     36,400    Schering-Plough Corp.                                       1,329,692
                                                                      --------------
                                                                          43,196,919
-------------------------------------------------------------------------------------
Photography  0.1%
     27,200    Eastman Kodak Co.                                           1,085,008
-------------------------------------------------------------------------------------
Printing & Publishing  0.2%
     90,900    R.R. Donnelley & Sons, Co.                                  2,383,398
-------------------------------------------------------------------------------------
Restaurant
      7,200    McDonald's Corp.                                              191,160
-------------------------------------------------------------------------------------
Retail  3.0%
     39,450(f) American Eagle Outfitters, Inc.(a)                          1,134,187
     48,800    American Greetings Corp.                                      517,280
     63,100    CVS Corp.                                                   3,690,719
     99,300    Dillard's, Inc.                                             2,178,642
     41,300    Federated Department Stores, Inc.(a)                        1,716,015
     42,200    Home Depot, Inc.                                            1,818,820
     23,800(f) Kmart Corp.(a)                                                223,720
     27,100    Kohl's Corp.(a)                                             1,671,799
     54,400    Limited, Inc.                                                 855,168
     14,600    Safeway, Inc.(a)                                              805,190
     53,700    Sears, Roebuck & Co.                                        1,893,999
     55,900    Target Corp.                                                2,016,872
     80,400    Toys 'R' Us, Inc.(a)                                        2,018,040
    172,000    Wal-Mart Stores, Inc.                                       8,686,000
      9,100    Walgreen Co.                                                  371,280
                                                                      --------------
                                                                          29,597,731

    See Notes to Financial Statements                                     15

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductors  1.7%
     20,500    Analog Devices, Inc.(a)                                $      742,920
     77,000(f) Applied Micro Circuits Corp.(a)                             1,270,500
      8,800(f) Broadcom Corp.(a)                                             254,320
    250,800    Intel Corp.                                                 6,599,175
     36,400    Linear Technology Corp.                                     1,494,675
     75,800    National Semiconductor Corp.(a)                             2,027,650
     46,000    Qlogic Corp.(a)                                             1,035,000
     10,500    Texas Instruments, Inc.                                       325,290
     44,900    TranSwitch Corp.(a)                                           589,312
     56,500    TriQuint Semiconductor, Inc.(a)                               836,906
     58,900(f) Vitesse Semiconductor Corp.(a)                              1,402,556
                                                                      --------------
                                                                          16,578,304
-------------------------------------------------------------------------------------
Telecommunications Equipment  1.2%
    333,200    Cisco Systems, Inc.(a)                                      5,268,725
     38,400(f) Comverse Technology, Inc.(a)                                2,261,376
     20,300    JDS Uniphase Corp.(a)                                         374,281
     86,400    Lucent Technologies, Inc.                                     861,408
     44,800(f) Network Appliance, Inc.(a)                                    753,200
    134,600    Nortel Networks Corp                                        1,891,130
      5,400    Scientific- Atlanta, Inc.                                     224,586
                                                                      --------------
                                                                          11,634,706
-------------------------------------------------------------------------------------
Telecommunication Services  2.8%
    223,999    AT&T Corp.                                                  4,771,179
      8,241    Avaya Inc.(a)                                                 107,133
    109,300    BellSouth Corp.                                             4,472,556
      2,600    CenturyTel., Inc.                                              74,750
     29,700    Qwest Communications International, Inc.(a)                 1,040,985
    160,412    SBC Communications, Inc.                                    7,159,188
     37,600(f) Sprint Corp.                                                  826,824
    141,552    Verizon Communications                                      6,978,514
    122,562    WorldCom, Inc.                                              2,290,377
                                                                      --------------
                                                                          27,721,506
-------------------------------------------------------------------------------------
Tobacco  0.7%
     99,900    Philip Morris Co., Inc.                                     4,740,255
     40,266(f) R.J. Reynolds Tobacco Holdings, Inc.(a)                     2,258,923
                                                                      --------------
                                                                           6,999,178

    16                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Tools  0.2%
     54,500    Snap-On, Inc.                                          $    1,587,040
-------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.2%
     15,600    Burlington Northern Santa Fe                                  473,928
     15,600    FedEx Corp.                                                   650,208
     11,900    Union Pacific Corp.                                           669,375
                                                                      --------------
                                                                           1,793,511
-------------------------------------------------------------------------------------
Waste Management
      1,700    Waste Management, Inc.                                         41,990
                                                                      --------------
               Total common stocks (cost $570,168,317)                   539,446,009
                                                                      --------------

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
CORPORATE BONDS  15.7%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
                                 Boeing, Inc., Deb.,
A1             $       700(d)     8.10%, 11/15/06                            784,182
                                 Litton Industries, Inc., Sr. Note,
Baa2                   400        8.00%, 10/15/09                            427,656
                                 Northrop-Grumman Corp.,
Baa3                   700(d)    7.75%, 3/1/16                               707,826
Baa3                   900       7.875%, 3/1/26                              912,141
                                 Raytheon Co., Note,
Baa3                 1,300(d)     6.50%, 7/15/05                           1,300,910
                                                                      --------------
                                                                           4,132,715
-----------------------------------------------------------------------------------
Airlines  0.7%
                                 Continental Airlines, Inc., Notes,
Aa3                  1,381        7.461%, 4/1/15                           1,451,646
                                 Delta Air Lines, Inc., Note,
Baa3                   230(d)     8.30%, 12/15/29                            200,571

    See Notes to Financial Statements                                     17

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 United Airlines, Inc.,
Baa3           $     5,000        10.67%, 5/1/04                      $    5,258,950
                                                                      --------------
                                                                           6,911,167
-------------------------------------------------------------------------------------
Automobiles  0.4%
                                 Ford Motor Co.,
A2                   2,570(f)     7.45%, 7/16/31                           2,514,616
                                 Navistar International Corp., Sr.
                                  Notes,
Baa3                 1,250       7.00%, 2/1/03                             1,215,625
                                                                      --------------
                                                                           3,730,241
-------------------------------------------------------------------------------------
Banking  1.7%
                                 Bank Nova Scotia NY,
A1                   3,900(d)     6.50%, 7/15/07                           3,987,750
                                 Bank One Corporation,
Aa3                    500(d)     6.875%, 8/1/06                             517,565
                                 Barclays Bank PLC,
Aa3                    500        7.40%, 12/15/09                            535,190
                                 Bayerische Landesbank,
Aaa                  1,950        5.875%, 12/1/08                          1,915,466
                                 Chase Manhattan Bank, Sub. Note,
Aa3                  1,000        7.00%, 6/1/05                            1,044,800
                                 Chon Hung Bank,
Ba3                  2,150        10.657%, 1/7/05                          2,117,750
                                 First Union-Lehman Brothers Bank
                                  of America, Ser. 98-C2,
Aaa                    400(d)    6.56%, 11/18/08                             410,210
                                 HVB Funding Trust III,
A1                     200        9.00%, 10/22/31                            211,400
                                 KBC Bank Funding Trust,
A1                   2,500        9.86%, 11/2/09                           2,797,750
                                 Keycorp Capital,
A1                     850(d)     7.75%, 7/15/29                             789,446
                                 National Australia Bank Ltd.,
A1                   2,100        6.40%, 12/10/07                          2,121,924
                                                                      --------------
                                                                          16,449,251

    18                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Beverages  0.1%
                                 Coca Cola Bottling Co.,
Baa2           $       600        6.375%, 5/1/09                      $      561,923
                                 Coca Cola Enterprises, Inc., Note,
A2                     150(d)     7.125%, 9/30/09                            160,244
                                                                      --------------
                                                                             722,167
-------------------------------------------------------------------------------------
Building & Construction  0.1%
                                 Hanson Overseas BV, Sr. Note,
Baa1                   275(d)     6.75%, 9/15/05                             276,051
                                 Hanson PLC,
Baa1                   315        7.875%, 9/27/10                            326,598
                                                                      --------------
                                                                             602,649
-------------------------------------------------------------------------------------
Cable  0.3%
                                 Comcast Cable Communications,
Baa2                 2,000(d)     8.375%, 5/1/07                           2,205,160
                                 Rogers Cablesystems Ltd.,
Ba2                    885(d)     11.00%, 12/1/15                            991,200
                                                                      --------------
                                                                           3,196,360
-------------------------------------------------------------------------------------
Commercial Services  0.1%
                                 Cendant Corp.,
Baa1                 1,400        7.75%, 12/1/03                           1,407,980
-------------------------------------------------------------------------------------
Computers
                                 Hewlett Packard Co., Note,
Aa2                    350(d)     7.15%, 6/15/05                             368,400
-------------------------------------------------------------------------------------
Consulting
                                 Comdisco, Inc., Note,
Baa2                   400(d)     5.95% 4/30/02                              338,000
-------------------------------------------------------------------------------------
Containers  0.6%
                                 Pactiv Corp.,
Baa3                 1,650        7.95%, 12/15/25                          1,352,967
Baa3                 5,000       7.20%, 12/15/05                           4,825,650
                                                                      --------------
                                                                           6,178,617

    See Notes to Financial Statements                                     19

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Operations  0.1%
                                 Cox Enterprises, Inc.,
Baa1           $       900        6.625%, 6/14/02                     $      911,322
-------------------------------------------------------------------------------------
Electrical Services  0.4%
                                 Calpine Corp., Sr. Notes,
Ba1                  1,355        10.50%, 5/15/06                          1,428,501
                                 Cogentrix, Inc., Notes,
Baa3                   760        8.10%, 3/15/04                             767,600
                                 Duke Energy Corp., Notes,
A1                     350        7.125%, 9/3/02                             360,290
                                 Edison Mission Energy Co., Note,
Baa3                   900        7.73%, 6/15/09                             790,362
                                 Utilicorp United, Inc., Sr. Note,
Baa3                   800        7.00%, 7/15/04                             812,808
                                                                      --------------
                                                                           4,159,561
-------------------------------------------------------------------------------------
Financial Services  2.7%
                                 Associates Corp. North America,
                                  Sr. Note,
Aa3                    350(d)     5.75%, 11/1/03                             354,312
                                 BCH Cayman Islands Ltd., Sub Note,
A1                     160        7.70%, 7/15/06                             170,565
                                 Capital One Financial Corp., Note,
Baa3                   425        7.25%, 5/1/06                              411,594
                                 Dresdner Funding Trust I,
A1                     300        8.151%, 6/30/31                            301,233
                                 Ford Motor Credit Co., Note,
A2                   1,950        6.70%, 7/16/04                           1,998,828
A2                   1,200(d)    7.375%, 10/28/09                          1,241,568
                                 Goldman Sachs Group L.P., Note,
A1                   2,500        7.80%, 1/28/10                           2,668,750
                                 Heller Financial, Inc., Note,
A3                   1,200(d)     6.00%, 3/19/04                           1,201,872
                                 Lehman Brothers Holdings, Inc.,
                                  Note,
A2                   3,805(d)    6.625%, 4/1/04                            3,874,822
A2                   1,370       6.625%, 2/5/06                            1,388,509

    20                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 Osprey Trust, Inc.,
Baa2           $     3,000        8.31%, 1/15/03                      $    3,092,976
                                 PaineWebber Group, Inc.,
Aa1                    500(d)     7.625%, 12/1/09                            542,485
                                 RBF Finance Co.,
Baa3                   415        11.375%, 3/15/09                           508,445
                                 Sears Roebuck Acceptance Corp.,
                                  Notes,
A3                   5,000(d)     6.38%, 10/7/02                           5,046,500
                                 Verizon Global Funding Corp.,
A1                   2,350        7.75%, 12/1/30                           2,477,276
                                 Washington Mutual, Inc., Notes,
A3                   1,000        7.50%, 8/15/06                           1,056,630
                                                                      --------------
                                                                          26,336,365
-------------------------------------------------------------------------------------
Foods  0.2%
                                 Kroger Co., Sr. Note,
Baa3                   250(d)    7.80%, 8/15/07                              266,610
Baa3                 1,000       7.25%, 6/1/09                             1,040,000
                                 Safeway, Inc., Note,
Baa2                   250(d)     6.05%, 11/15/03                            253,572
                                                                      --------------
                                                                           1,560,182
-------------------------------------------------------------------------------------
Hotels & Leisure  0.6%
                                 Royal Caribbean Cruises Ltd., Sr.
                                  Note,
Baa3                 2,000(d)    8.25%, 4/1/05                             2,057,140
                                 Starwood Hotels & Resorts,
Ba1                  3,500        6.75%, 11/15/03                          3,516,555
                                                                      --------------
                                                                           5,573,695
-------------------------------------------------------------------------------------
Insurance
                                 Allstate Corp., Sr. Note,
A1                     200        7.20%, 12/1/09                             210,988
                                 AON Corp., Note,
A3                     130        8.65%, 5/15/05                             142,035
                                                                      --------------
                                                                             353,023

    See Notes to Financial Statements                                     21

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Media & Entertainment  1.0%
                                 AOL Time Warner, Inc., Sr. Note,
Baa1           $     2,000        8.11%, 8/15/06                      $    2,182,400
                                 News America Holdings, Inc., Deb.,
Baa3                   300(d)    9.25%, 2/1/13                               338,463
Baa3                 6,500       6.703%, 5/21/34                           6,579,690
                                 United News & Media PLC, Note,
Baa2                   550        7.25%, 7/1/04                              537,564
                                                                      --------------
                                                                           9,638,117
-------------------------------------------------------------------------------------
Medical Products & Services
                                 Tyco International Group, Note,
Baa1                   400(d)     6.375%, 6/15/05                            404,748
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.8%
                                 Amerada Hess Corp.,
Baa1                   150       7.375%, 10/1/09                             157,932
Baa1                   450(d)    7.875%, 10/1/29                             475,124
                                 Atlantic Richfield Co., Deb.,
Aa2                    700(d)     10.875%, 7/15/05                           848,351
                                 Atlantic Richfield Co., Note,
Aa2                  1,760        5.90%, 4/15/09                           1,756,286
                                 BJ Services Co., Note,
Baa2                 3,500(d)     7.00%, 2/1/06                            3,554,845
                                 EL Paso Energy Corp., Notes,
Baa2                 1,400        7.625%, 7/15/11                          1,484,966
                                                                      --------------
                                                                           8,277,504
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.7%
                                 Duke Energy Field Services LLC,
Baa2                   200        7.50%, 8/16/05                             209,636
                                 Limestone Electron Trust,
Baa3                 4,250        8.625%, 3/15/03                          4,430,497
                                 Parker & Parsley Petroleum Co.,
                                  Sr. Note,
Ba2                    500        8.875%, 4/15/05                            521,250

    22                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
                                 Seagull Energy, Corp.,
                                  Sr. Notes,
Ba3            $       615        7.875%, 8/1/03                      $      641,002
                                 Union Pacific Resources Group,
                                  Inc.,
                                  Sr. Note,
Baa1                   600        7.95%, 4/15/29                             653,718
                                                                      --------------
                                                                           6,456,103
-------------------------------------------------------------------------------------
Paper & Forest Products  0.7%
                                 International Paper Co., Note,
Baa1                 3,150        8.00%, 7/8/03                            3,293,325
                                 Scotia Pacific Co. LLC,
Baa2                 4,800        7.71%, 1/20/14                           3,312,000
                                                                      --------------
                                                                           6,605,325
-------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
                                 Pharmacia Corp.,
A1                     500(d)    5.75%, 12/1/05                              505,645
A1                     585       6.75%, 12/15/27                             576,950
                                                                      --------------
                                                                           1,082,595
-------------------------------------------------------------------------------------
Printing  0.1%
                                 World Color Press, Inc.,
Baa3                   260       8.375%, 11/15/08                            254,800
Baa3                   815       7.75%, 2/15/09                              794,625
                                                                      --------------
                                                                           1,049,425
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.3%
                                 Duke Realty Ltd., Sr. Note,
Baa1                   800        7.30%, 6/30/03                             823,793
                                 ERP Operating L.P., Note,
A3                     400       7.10%, 6/23/04                              412,116
A3                   2,000       6.63%, 4/13/15                            2,020,300
                                                                      --------------
                                                                           3,256,209
-------------------------------------------------------------------------------------
Retail  0.5%
                                 Federated Dept. Stores, Inc., Sr.
                                  Note,
Baa1                 2,500(f)    8.125%, 10/15/02                          2,592,975
Baa1                 2,500(f)    8.50%, 6/15/03                            2,643,300
                                                                      --------------
                                                                           5,236,275

    See Notes to Financial Statements                                     23

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunications  1.3%
                                 AT&T Canada, Inc., Sr. Note,
Baa3           $       500        7.65%, 9/15/06                      $      494,280
                                 Electric Lightwave, Inc., Note,
Baa2                   900        6.05%, 5/15/04                             821,928
                                 GTE Corp.,
A2                     220(d)     6.36%, 4/15/06                             223,762
                                 LCI International, Inc.,
Baa1                 3,550        7.25%, 6/15/07                           3,606,658
                                 Qwest Communications Int'l., Inc.,
                                  Sr. Note,
Baa1                 1,870       7.50%, 11/1/08                            1,937,494
                                 Qwest Corp., Sr. Note,
A2                     430        7.625%, 6/9/03                             446,671
                                 Sprint Capital Corp., Note,
Baa1                 2,500        6.875%, 11/15/28                         2,124,875
                                 Telecomunicaciones de Puerto Rico,
                                  Inc.,
Baa1                 1,800       6.65%, 5/15/06                            1,764,684
Baa1                 1,400       6.80%, 5/15/09                            1,326,539
                                 Telefonica Europe Bv
A2                 300,000        7.75% 9/15/10                              312,966
                                                                      --------------
                                                                          13,059,857
-------------------------------------------------------------------------------------
Utilities  1.8%
                                 Calenergy Co., Inc., Sr. Notes,
Baa3                 4,500(d)     6.96%, 9/15/03                           4,611,870
                                 Hydro Quebec (Canada), Deb.
A2                   1,175        9.40%, 2/1/21                            1,523,364
A2                     125       7.50%, 4/1/16                               138,918
                                 Niagara Mohawk Power Corp.,
Baa2                 4,500(d)    7.375%, 8/1/03                            4,661,145
Baa2                 2,000(d)    8.00%, 6/1/04                             2,119,000
                                 TXU Eastern Funding Co.,
Baa1                 5,000(d)     6.45%, 5/15/05                           4,988,150
                                                                      --------------
                                                                          18,042,447
                                                                      --------------
                                 Total corporate bonds
                                  (cost $154,612,424)                    156,040,300
                                                                      --------------

    24                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES  1.1%
                                 Citibank Credit Card Master Trust
                                  I, Class A,
Aaa            $     5,000(d)    6.10%, 5/15/08                       $    5,103,100
Aaa                    500(d)    5.875%, 3/10/11                             496,715
                                 MBNA Master Credit Card Trust,
                                  Ser. B, Class A,
Aaa                  5,000(d)    5.90%, 8/15/11                            5,005,495
                                                                      --------------
                                 Total asset backed securities
                                  (cost $10,468,510)                      10,605,310
                                                                      --------------
-------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS
                                 Commercial Mortgage Asset Trust,
                                  Class A1,
Aaa                    183       7.285%, 12/17/07
                                 (cost $184,038)                             193,172
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  5.8%
                                 Federal National Mortgage Assoc.,
                    14,193(c)    7.50%, 12/01/07-4/01/31                   6,500,937
                    20,281(c)(d) 6.50%, 5/25/08-5/01/31                   20,376,522
                       264       6.25%, 2/01/11                              268,620
                       370       8.00%, 12/01/23                             384,793
                       727       8.50%, 10/01/24-2/01/28                     768,807
                     7,857(c)    7.00%, 6/01/30-4/01/31                    7,993,649
                       720       6.625%, 11/15/30                            754,085
                     4,000       6.00%, 4/01/31                            3,901,760
                                 Government National Mortgage
                                  Assoc.,
                     2,371       8.00%, 7/15/22-6/15/25                    2,461,260
                     7,675       6.50%, 9/15/23-4/15/24                    7,706,485
                     1,567       7.00%, 6/15/24                            1,598,624
                     4,000(c)    7.50%, 4/01/31                            4,100,000
                                                                      --------------
                                 Total U.S. government agency
                                  mortgage pass-through obligations
                                  (cost $56,005,915)                      56,815,542
                                                                      --------------

    See Notes to Financial Statements                                     25

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  9.6%
                                 United States Treasury Bonds,
               $    19,000       13.875%, 5/15/11                     $   26,689,110
                     6,983(d)    8.75%, 5/15/17                            9,368,113
                    10,000(b)(d) 8.125%, 8/15/19                          12,906,200
                     7,000(d)    8.75%, 5/15/20                            9,585,590
                     7,400(f)    8.125%, 8/15/21                           9,647,750
                       255       8.00%, 11/15/21                             328,909
                     2,700       7.625%, 11/15/22                          3,372,462
                    13,800(d)    7.125%, 2/15/23                          16,385,292
                     1,400(b)(d) 6.75%, 8/15/26                            1,608,908
                     2,330       6.625%, 2/15/27                           2,639,098
                       982(d)    6.125%, 8/15/29                           1,054,580
                                 United States Treasury Notes,
                     1,900(f)    5.00%, 2/15/11                            1,909,804
                                                                      --------------
                                 Total U.S. government securities
                                  (cost $89,649,209)                      95,495,816
                                                                      --------------
-------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  0.2%
                                 Province of Quebec (Canada),
A2                     780(f)     5.75%, 2/15/09                             769,415
A2                     800(f)    7.125%, 2/9/24                              832,792
                                 Province of Saskatchewan,
                                  (Canada),
A1                     500        9.125%, 2/15/21                            622,445
                                 United Mexican States, (Mexico),
Baa3                 5,384        Zero Coupon, 6/30/03                        64,608
                                                                      --------------
                                 Total foreign government
                                  obligations
                                  (cost $2,025,373)                        2,289,260
                                                                      --------------
                                 Total debt obligations
                                  (cost $312,945,469)                    321,439,400
                                                                      --------------
                                 Total long-term investments
                                  (cost $883,113,786)                    860,885,409
                                                                      --------------

    26                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  19.8%
-------------------------------------------------------------------------------------
CORPORATE BONDS  5.8%
-------------------------------------------------------------------------------------
Automobiles  0.1%
                                 Lear Corp., Sr. Notes,
Ba3            $       770        8.25%, 2/1/02                       $      770,531
-------------------------------------------------------------------------------------
Auto Parts & Equipment  0.5%
                                 TRW, Inc.
Baa2                 5,000        6.45%, 6/15/01                           5,075,000
-------------------------------------------------------------------------------------
Banking  2.8%
                                 Bayerische-Hypo-Vereinsbank
P1                  28,127        5.3125%, 4/2/01                         28,127,000
-------------------------------------------------------------------------------------
Electrical Services  1.0%
                                 American Electric Power
P1                   5,048        5.80%, 4/17/01                           5,034,987
                                 CMS Energy Corp., Sr. Note,
Ba3                  1,300(d)     8.00%, 7/1/01                            1,295,125
                                 Western Massachusetts Electric
                                  Co.,
Baa1                 3,000(d)     7.375%, 7/1/01                           3,008,640
                                                                      --------------
                                                                           9,338,752
-------------------------------------------------------------------------------------
Financial Services  0.4%
                                 Capital One Financial Corp., Note,
Baa2                 3,000(d)     7.08%, 10/30/01                          3,004,500
                                 General Motors Acceptance Corp.,
A2                     570(d)     6.75%, 2/7/02                              576,350
                                 Merrill Lynch & Co.,
Aa3                    500(d)     6.02%, 5/11/01                             500,405
                                                                      --------------
                                                                           4,081,255
-------------------------------------------------------------------------------------
Foods  0.2%
                                 Kroger Co., Sr. Note,
Baa3                 1,800        6.34%, 6/1/01                            1,836,000

    See Notes to Financial Statements                                     27

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

               Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------------
Insurance  0.5%
                                 Washington Mutual Finance
P2             $     5,000        5.85%, 5/1/01                       $    4,975,625
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Service  0.1%
                                 El Paso Energy Corp.,
Baa2                 1,000        6.625%, 7/15/01                          1,005,250
-------------------------------------------------------------------------------------
Utilities  0.1%
                                 Southern California Edison Co.,
                                  Note,
Caa2                 1,000(d)    6.50%, 6/1/01                               850,000
-------------------------------------------------------------------------------------
Waste Management  0.1%
                                 Waste Management, Inc.,
Ba1                  1,000        6.125%, 7/15/01                            999,890
                                                                      --------------
                                 Total corporate bonds
                                  (cost $57,077,677)                      57,059,303
                                                                      --------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  0.5%
                                 United States Treasury Bills,
                     2,100(b)    4.285%, 6/14/01                           2,081,503
                     3,300(b)    4.365%, 6/14/01                           3,270,391
                                                                      --------------
                                 Total U.S. government securities
                                  (cost $5,351,894)                        5,351,894
                                                                      --------------
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  7.7%
                                 Joint Repurchase Agreement
                                  Account,
                                  5.29%, 4/2/01 (Note 5)
                    76,560        (cost $76,560,000)                      76,560,000
               Shares
------------------------------------------------------------------------------------------
MUTUAL FUND  5.8%
                                 Prudential Core Investment
                                  Fund--Taxable Money Market Series
                57,219,695(e)     (cost $57,219,695; Note 3)              57,219,695
                                                                      --------------
                                 Total short-term investments
                                  (cost $196,209,266)                    196,190,892
                                                                      --------------
                                 Total Investments  106.5%
                                  (cost $1,079,323,052; Note 4)        1,057,076,301
                                 Liabilities in excess of other
                                  assets
                                  (6.5%)                                 (64,264,284)
                                                                      --------------
                                 Net Assets  100%                     $  992,812,017
                                                                      --------------
                                                                      --------------

    28                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) Pledged as collateral for dollar rolls.
(e) Represents portion of security purchased with cash collateral for securities on loan.
(f) Securities, or portion thereof, on loan, see Note 4.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
PLC--Public Limited Company (British Corporation).
NV--Naamloze Vennootschap (Dutch Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     29

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                March 31,  2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value, including securities on loan of
   $43,373,699
   (cost $1,002,763,052)                                          $  980,516,301
Repurchase agreement (cost $76,560,000)                               76,560,000
Cash                                                                      39,196
Receivable for investments sold                                       40,364,648
Dividends and interest receivable                                      6,410,391
Receivable for Series shares sold                                      1,649,055
Due from broker-variation margin                                         371,393
Receivable for securities lending                                        190,356
Other assets                                                              24,776
                                                                  --------------
      Total assets                                                 1,106,126,116
                                                                  --------------
LIABILITIES
Payable for investments purchased                                     66,973,906
Payable to broker for collateral for securities on loan               43,373,699
Payable for Series shares reacquired                                   1,894,011
Management fee payable                                                   556,960
Distribution fee payable                                                 334,311
Securities lending rebate payable                                        181,212
                                                                  --------------
      Total liabilities                                              113,314,099
                                                                  --------------
NET ASSETS                                                        $  992,812,017
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $       85,201
   Paid-in capital in excess of par                                1,014,985,822
                                                                  --------------
                                                                   1,015,071,023
   Undistributed net investment income                                 9,849,615
   Accumulated net realized loss on investments                       (6,125,212)
   Net unrealized appreciation/depreciation on investments           (25,983,409)
                                                                  --------------
Net assets, March 31, 2001                                        $  992,812,017
                                                                  --------------
                                                                  --------------

    30                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($497,210,882 / 42,678,951 shares of common stock
      issued and outstanding)                                             $11.65
   Maximum sales charge (5% of offering price)                               .61
                                                                  --------------
   Maximum offering price to public                                       $12.26
Class B:
   Net asset value, offering price and redemption price per
      share
      ($240,292,207 / 20,697,229 shares of common stock
      issued and outstanding)                                             $11.61
Class C:
   Net asset value and redemption price per share
      ($15,193,622 / 1,308,683, shares of common stock issued
      and outstanding)                                                    $11.61
   Sales charge (1% of offering price)                                       .12
                                                                  --------------
   Offering price to public                                               $11.73
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($240,115,306 / 20,516,620 shares of common stock
      issued and outstanding)                                             $11.70

    See Notes to Financial Statements                                     31

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 12,683,289
   Dividends (net of foreign withholding taxes of $12,514)             2,989,907
   Income from securities loaned (net)                                    21,384
                                                                   --------------
      Total income                                                    15,694,580
                                                                   --------------
Expenses
   Management fee                                                      2,767,530
   Distribution fee--Class A                                             495,503
   Distribution fee--Class B                                           1,112,222
   Distribution fee--Class C                                              59,870
   Transfer agent's fees and expenses                                    120,000
   Custodian's fees and expenses                                          78,000
   Reports to shareholders                                                60,000
   Registration fees                                                      35,000
   Legal fees and expenses                                                22,000
   Audit fee                                                              10,000
   Directors' fees and expenses                                            6,000
   Miscellaneous                                                           3,031
                                                                   --------------
      Total expenses                                                   4,769,156
                                                                   --------------
Net investment income                                                 10,925,424
                                                                   --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
   Investment transactions                                            (1,611,754)
   Financial futures contracts                                        (5,398,910)
                                                                   --------------
                                                                      (7,010,664)
                                                                   --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (35,256,082)
   Financial futures contracts                                        (2,685,360)
                                                                   --------------
                                                                     (37,941,442)
                                                                   --------------
Net loss on investments                                              (44,952,106)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(34,026,682)
                                                                   --------------
                                                                   --------------

    32                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended               Ended
                                              March 31, 2001     September 30, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $    10,925,424       $  4,779,031
   Net realized gain (loss) on investments         (7,010,664)         6,875,052
   Net change in unrealized
      appreciation/depreciation on
      investments                                 (37,941,442)         5,503,195
                                              ---------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                   (34,026,682)        17,157,278
                                              ---------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                        (529,982)          (218,395)
      Class B                                        (424,564)          (155,300)
      Class C                                         (65,756)           (17,058)
      Class Z                                      (3,969,182)        (2,869,829)
                                              ---------------    ------------------
                                                   (4,989,484)        (3,260,582)
                                              ---------------    ------------------
   Distributions to shareholders from net
      realized gains on investments
      Class A                                        (603,473)          (538,187)
      Class B                                        (604,291)          (595,317)
      Class C                                         (93,593)           (65,387)
      Class Z                                      (4,237,101)        (6,387,685)
                                              ---------------    ------------------
                                                   (5,538,458)        (7,586,576)
                                              ---------------    ------------------
Series share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold(b)             1,886,427,841         65,706,175
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  10,480,627         10,820,733
   Cost of shares reacquired                   (1,044,042,687)       (45,079,160)
                                              ---------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions              852,865,781         31,447,748
                                              ---------------    ------------------
      Total increase (decrease)                   808,311,157         37,757,868
NET ASSETS
Beginning of period                               184,500,860        146,742,992
                                              ---------------    ------------------
End of period(a)                              $   992,812,017       $184,500,860
                                              ---------------    ------------------
                                              ---------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                 $     9,849,615       $  3,913,675
                                              ---------------    ------------------

(b) For the six months ending March 31, 2001, includes shares issued in connection with acquisition of Prudential Balanced Fund (Note 7).
    See Notes to Financial Statements                                     33

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited)

      Prudential Active Balanced Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

      The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.
    34

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls:    The Series enters into mortgage dollar rolls in which the
Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.
                                                                          35

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities Lending:    The Fund may lend its securities to broker-dealers.
The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI'), a wholly owned subsidiary of The Prudential Insurance Company of America ('The Prudential'), is the securities lending agent for the Fund. For the six months ended March 31, 2001, PSI has been compensated approximately $7,000 for these services.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Dividends and Distributions:    The Series will declare and distribute its
net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Series with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Series. In connection therewith, the subadvisor is obligated to keep certain books and records of the Series. Effective March 31, 2001 PIC changed its name to Prudential Investment Management, Inc. ('PIM'). PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadvisor's performance of such services. PIFM pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      For the period October 1, 2000 through November 9, 2000, the management fee paid PIFM was computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets. Effective November 10, 2000, the management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Fund in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.
                                                                          37

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2001.

      PIMS has advised the Series that it received approximately $47,100 and $10,200 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended March 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2001, it received approximately $193,800 and $5,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Fund along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002. The Fund did not borrow any amounts pursuant to the SCA during the period ended March 31, 2001.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2001, the Series incurred fees of approximately $741,200 for the services of PMFS. As of March 31, 2001, approximately $132,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund invested in the Prudential Active Balanced Fund, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market registered under the Investment Company Act of 1940, as amended, and managed by PIFM. As of March 31, 2001, the Fund earned income from the Series of approximately $223,600 and $21,400 respectively, by investing its excess cash and collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the six months ended March 31, 2001 were $1,485,094,173 and $706,429,865, respectively.

      The average monthly balance of dollar rolls outstanding during the six months ended March 31, 2001 was approximately $29,295,918. The value of dollar rolls outstanding at March 31, 2001 was $14,754,635 (principal $14,686,204), which was 1.3% of total assets.

      The cost basis of investments for federal income tax purposes as of March 31, 2001 was $1,086,763,529 and, accordingly, net unrealized depreciation of investments for federal income tax purposes was $29,687,228 (gross unrealized appreciation--$67,887,680, gross unrealized depreciation--$97,574,908).

      During the six months ended March 31, 2001, the Series entered into financial futures contracts. Details of open contracts at March 31, 2001 are as follows:

                                                            Value at        Value at         Unrealized
    Number of                               Expiration      March 31,         Trade        Appreciation/
    Contracts               Type               Date           2001            Date         (Depreciation)
------------------    -----------------     ----------     -----------     -----------     --------------
Long Positions:
86                    S&P 500                  Jun. 01     $25,137,800     $26,128,875      $   (991,075)
205                   S&P Mid 500              Jun. 01      47,519,000      50,894,475        (3,375,475)
258                   CBT 5 year               Jun. 01      27,223,031      26,906,577           316,454
Short Positions:
255                   U.S. Treas. Bond         Jun. 01      26,567,813      26,881,251           313,438
                                                                                           --------------
                                                                                            $ (3,736,658)
                                                                                           --------------
                                                                                           --------------

      As of March 31, 2001, the Fund had securities on loan with an aggregate market value of $42,213,909. As of this date, the cash collateral held for securities on loan was $43,373,699.

Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At March 31, 2001, the Series had a 16.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $76,560,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

      ABN AMRO Incorporated, 5.28%, in the principal amount of $120,000,000, repurchase price of $120,052,800 due 04/02/01. The value of the collateral including accrued interest was $122,400,312.

      Bear, Stearns & Co., Inc., 5.28%, in the principal amount of $87,538,000, repurchase price $87,576,516, due 04/2/01. The value of the collateral including accrued interest was $90,170,614.

      Credit Suisse First Boston Corp., 5.35%, in the principal amount of $60,000,000, repurchase price $60,026,750, due 04/02/01. The value of the collateral including accrued interest was $62,398,891.

      Greenwich Capital Markets, Inc., 5.28%, in the principal amount of $70,000,000, repurchase price $70,030,800, due 04/02/01. The value of the collateral including accrued interest was $71,400,394.

      UBS Warburg, 5.28%, in the principal amount of $120,000,000, repurchase price $120,052,800, due 04/02/01. The value of the collateral including accrued interest was $122,404,371.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3 billion shares $.001 par value of common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Six months ended March 31, 2001:
Shares sold                                               41,598,332    $   513,937,065
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                       39,781,013        498,463,933
Shares issued in reinvestment of dividends and
  distributions                                               87,889          1,117,952
Shares reacquired                                        (43,298,479)      (541,787,501)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              38,168,755        471,731,449
Shares issued upon conversion from Class B                 3,315,372         40,944,985
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             41,484,127    $   512,676,434
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended September 30, 2000:
Shares sold                                                  581,989    $     7,862,230
Shares issued in reinvestment of dividends and
  distributions                                               57,495            751,456
Shares reacquired                                           (258,444)        (3,501,479)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 381,040          5,112,207
Shares issued upon conversion from Class B                    29,192            395,759
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding                410,232    $     5,507,966
                                                        ------------    ---------------
                                                        ------------    ---------------
Class B
-----------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                               24,639,665    $   269,179,910
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                       23,649,238        296,140,946
Shares issued in reinvestment of dividends and
  distributions                                               78,825          1,001,080
Shares reacquired                                        (25,709,532)      (321,591,841)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              22,658,196        244,730,095
Shares reacquired upon conversion into Class A            (3,323,844)       (40,944,985)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             19,334,352    $   203,785,110
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended September 30, 2000:
Shares sold                                                  779,526    $    10,543,588
Shares issued in reinvestment of dividends and
  distributions                                               56,023            732,778
Shares reacquired                                           (276,767)        (3,704,451)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 558,782          7,571,915
Shares reacquired upon conversion into Class A               (29,275)          (395,759)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding                529,507    $     7,176,156
                                                        ------------    ---------------
                                                        ------------    ---------------

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Six months ended March 31, 2001:
Shares sold                                                1,279,543    $    16,443,635
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                          920,247         11,522,018
Shares issued in reinvestment of dividends and
  distributions                                               12,238            155,417
Shares reacquired                                         (1,114,821)       (13,932,967)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,097,207    $    14,188,103
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended September 30, 2000:
Shares sold                                                  163,480    $     2,216,590
Shares issued in reinvestment of dividends and
  distributions                                                6,048             79,112
Shares reacquired                                            (42,829)          (575,747)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding                126,699    $     1,719,955
                                                        ------------    ---------------
                                                        ------------    ---------------
Class Z
-----------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                               13,188,521    $   163,905,794
Shares issued in connection with acquisition of
  Prudential Balanced Fund (Note 7)                        9,315,459        116,834,540
Shares issued in reinvestment of dividends and
  distributions                                              645,140          8,206,178
Shares reacquired                                        (13,257,103)      (166,730,378)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              9,892,017    $   122,216,134
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended September 30, 2000:
Shares sold                                                3,323,493    $    45,083,767
Shares issued in reinvestment of dividends and
  distributions                                              708,293          9,257,387
Shares reacquired                                         (2,770,821)       (37,297,483)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,260,965    $    17,043,671
                                                        ------------    ---------------
                                                        ------------    ---------------

Note 7. Acquisition of Prudential Balanced Fund
On November 10, 2000, Prudential Active Balanced Fund acquired all the net assets of Prudential Balanced Fund pursuant to a plan of reorganization approved by Prudential Balanced Fund shareholders on October 27, 2000. The acquisition was accomplished by a tax-free exchange of the following shares:

               Prudential Balanced     Prudential Active
                   Fund Shares           Balanced Fund
                    Redeemed             Shares Issued          Value
               -------------------     -----------------     ------------
Class A             43,724,218             39,781,013        $498,463,933
Class B             26,064,125             23,649,238         296,140,946
Class C              1,014,216                920,247          11,522,018
Class Z             10,247,005              9,315,459         116,834,540

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Prudential Balanced Fund net assets at that date ($922,961,437), including $46,678,039 of unrealized appreciation, were combined with those of Prudential Active Balanced Fund. The aggregate net assets of Prudential Active Balanced Fund and Prudential Balanced Fund immediately before the acquisition were $172,990,345 and $922,961,437, respectively. Effective November 10, 2000, the reorganization date, PIFM receives a management fee from Prudential Active Balanced Fund at an annual rate of .65 of 1% of the Series' average net assets up to $1 billion and .60 of 1% of the Series' average net assets over $1 billion.
                                                                          43

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.76
                                                                  ----------------
Income from investment operations:
Net investment income (loss)                                               .33
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.63)
                                                                  ----------------
   Total from investment operations                                      (1.30)
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.38)
Distributions from net realized gains                                     (.43)
                                                                  ----------------
   Total distributions                                                    (.81)
                                                                  ----------------
Net asset value, end of period                                        $  11.65
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(d):                                                        (10.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $497,211
Average net assets (000)                                              $397,491
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    .98%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .73%(c)
   Net investment income                                                  2.71%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate                                                     96%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    44                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                             Class A
   --------------------------------------------------------------------------------------------
                   Year Ended September 30,                       November 7, 1996(a)
   --------------------------------------------------------      through September 30,
         2000                1999                1998                     1997
   --------------------------------------------------------------------------------------------
       $  13.25            $  13.29             $14.41                   $13.40
            .38                 .31                .44                      .21(b)
           1.10                1.69               (.20)                    1.97
       --------            --------            -------                  -------
           1.48                2.00                .24                     2.18
       --------            --------            -------                  -------
           (.28)               (.30)              (.32)                    (.39)
           (.69)              (1.74)             (1.04)                    (.78)
       --------            --------            -------                  -------
           (.97)              (2.04)             (1.36)                   (1.17)
       --------            --------            -------                  -------
       $  13.76            $  13.25             $13.29                   $14.41
       --------            --------            -------                  -------
       --------            --------            -------                  -------
          11.56%              16.07%              1.93%                   17.48%
       $ 16,444            $ 10,397             $3,218                   $  990
       $ 13,248            $  6,918             $2,090                   $  100
           1.30%               1.41%              1.28%                    1.31%(c)
           1.05%               1.16%              1.03%                    1.06%(c)
           2.76%               2.29%              2.72%                    2.69%(c)
            243%                230%               256%                      50%

    See Notes to Financial Statements                                     45

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.68
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .30
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.64)
                                                                  ----------------
   Total from investment operations                                      (1.34)
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.30)
Distributions from net realized gains                                     (.43)
                                                                  ----------------
   Total distributions                                                    (.73)
                                                                  ----------------
Net asset value, end of period                                        $  11.61
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(d):                                                        (10.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $240,292
Average net assets (000)                                              $223,055
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.73%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .73%(c)
   Net investment income                                                  1.97%(c)

------------------------------
(a) Commencement of offering of Class B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    46                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                             Class B
   --------------------------------------------------------------------------------------------
                   Year Ended September 30,                       November 7, 1996(a)
   --------------------------------------------------------      through September 30,
         2000                1999                1998                     1997
   --------------------------------------------------------------------------------------------
       $  13.17            $  13.22             $14.34                   $13.40
       --------            --------            -------                  -------
            .27                 .19                .27                      .19(b)
           1.11                1.69               (.14)                    1.92
       --------            --------            -------                  -------
           1.38                1.88                .13                     2.11
       --------            --------            -------                  -------
           (.18)               (.19)              (.21)                    (.39)
           (.69)              (1.74)             (1.04)                    (.78)
       --------            --------            -------                  -------
           (.87)              (1.93)             (1.25)                   (1.17)
       --------            --------            -------                  -------
       $  13.68            $  13.17             $13.22                   $14.34
       --------            --------            -------                  -------
       --------            --------            -------                  -------
          10.78%              15.12%              1.10%                   16.91%
       $ 18,648            $ 10,979             $3,038                   $  213
       $ 13,794            $  7,018             $1,285                   $   71
           2.05%               2.16%              2.03%                    2.06%(c)
           1.05%               1.16%              1.03%                    1.06%(c)
           2.01%               1.54%              1.95%                    1.94%(c)

    See Notes to Financial Statements                                     47

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.68
                                                                      --------
Income from investment operations:
Net investment income                                                      .27
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.61)
                                                                      --------
   Total from investment operations                                      (1.34)
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.30)
Distributions from net realized gains                                     (.43)
                                                                      --------
   Total distributions                                                    (.73)
                                                                      --------
Net asset value, end of period                                        $  11.61
                                                                      --------
                                                                      --------
TOTAL RETURN(d):                                                        (10.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 15,194
Average net assets (000)                                              $ 12,007
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.73%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .73%(c)
   Net investment income                                                  1.97%(c)

------------------------------
(a) Commencement of offering of Class C shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.
    48                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                          Class C
   --------------------------------------------------------------------------------------------
                   Year Ended September 30,                       November 7, 1996(a)
   --------------------------------------------------------      through September 30,
         2000                1999                1998                     1997
   --------------------------------------------------------------------------------------------
       $  13.17            $  13.22             $14.34                   $13.40
       --------            --------            -------                  -------
            .27                 .19                .48                      .13(b)
           1.11                1.69               (.35)                    1.98
       --------            --------            -------                  -------
           1.38                1.88                .13                     2.11
       --------            --------            -------                  -------
           (.18)               (.19)              (.21)                    (.39)
           (.69)              (1.74)             (1.04)                    (.78)
       --------            --------            -------                  -------
           (.87)              (1.93)             (1.25)                   (1.17)
       --------            --------            -------                  -------
       $  13.68            $  13.17             $13.22                   $14.34
       --------            --------            -------                  -------
       --------            --------            -------                  -------
          10.78%              15.12%              1.10%                   16.91%
       $  2,893            $  1,117             $  284                   $    5
       $  1,741            $    674             $  118                   $    1
           2.05%               2.16%              2.03%                    2.06%(c)
           1.05%               1.16%              1.03%                    1.06%(c)
           2.02%               1.54%              2.04%                    1.94%(c)

    See Notes to Financial Statements                                     49

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.79
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .20
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.46)
                                                                  ----------------
   Total from investment operations                                      (1.26)
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.40)
Distributions from net realized gains                                     (.43)
                                                                  ----------------
   Total distributions                                                    (.83)
                                                                  ----------------
Net asset value, end of period                                        $  11.70
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(d):                                                         (9.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $240,115
Average net assets (000)                                              $221,333
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    .73%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .73%(c)
   Net investment income                                                  2.94%(c)

------------------------------
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one year are not annualized.

    50                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                               Class Z
  --------------------------------------------------------------------------------------------------
                                       Year Ended September 30,
  --------------------------------------------------------------------------------------------------
        2000               1999               1998               1997               1996
  --------------------------------------------------------------------------------------------------
      $  13.27           $  13.32           $  14.45           $  13.01           $  12.46
  ----------------   ----------------   ----------------   ----------------   ----------------
           .40                .35                .38                .39(b)             .29(a)
          1.12               1.68               (.12)              2.22                .81
  ----------------   ----------------   ----------------   ----------------   ----------------
          1.52               2.03                .26               2.61               1.10
  ----------------   ----------------   ----------------   ----------------   ----------------
          (.31)              (.34)              (.35)              (.39)              (.37)
          (.69)             (1.74)             (1.04)              (.78)              (.18)
  ----------------   ----------------   ----------------   ----------------   ----------------
         (1.00)             (2.08)             (1.39)             (1.17)              (.55)
  ----------------   ----------------   ----------------   ----------------   ----------------
      $  13.79           $  13.27           $  13.32           $  14.45           $  13.01
  ----------------   ----------------   ----------------   ----------------   ----------------
         11.87%             16.32%              2.12%             21.34%              9.11%
      $146,516           $124,250           $161,838           $158,672           $153,588
      $137,089           $130,052           $177,443           $154,199           $142,026
          1.05%              1.16%              1.03%              1.06%              1.00%(a)
          1.05%              1.16%              1.03%              1.06%              1.00%(a)
          2.99%              2.54%              2.99%              2.94%              3.09%(a)

    See Notes to Financial Statements                                     51

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

             Supplemental Proxy Information (Unaudited)

      Meeting of the Fund's shareholders was held on February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    - Saul K. Fenster
    - Delayne D. Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(2) To permit PIFM to enter into subadvisory agreements with new subadvisors to the Fund, or make material changes to subadvisory agreements with existing subadvisors to the Fund, without obtaining shareholder approval. This is called 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.

(3) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors. The rate of advisory fees payable by each Fund would not change.

(4) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                Votes          Votes          Votes
            Restrictions/Auditor            for          Against        Withheld      Abstentions
        -----------------------------    ----------     ----------     ----------     -----------
(1)     Saul K. Fenster                   8,145,131             --         63,503              --
        Delayne D. Gold                   8,154,105             --         54,529              --
        Robert F. Gunia                   8,155,133             --         53,501              --
        Douglas McCorkindale              8,155,133             --         53,501              --
        W. Scott McDonald, Jr.            8,154,395             --         54,239              --
        Thomas T. Mooney                  8,155,133             --         53,501              --
        Stephen P. Munn                   8,154,843             --         53,791              --
        David R. Odenath, Jr.             8,155,133             --         53,501              --
        Richard A. Redeker                8,155,133             --         53,501              --
        Judy A. Rice                      8,155,133             --         53,501              --
        Robin B. Smith                    8,148,329             --         60,305              --
        Louis A. Weil, III                8,155,133             --         53,501              --
        Clay T. Whitehead                 8,154,797             --         53,837              --
(2)     PIFM                              7,577,419        335,811        246,501          48,903
(3)     PIFM                              7,762,563        129,445        246,501          70,125
(4a)    Fund Diversification              7,808,676         95,250        246,501          58,207
(4b)    Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                           7,768,984        122,910        246,501          70,239
(4c)    Buying and Selling Real
         Estate                           7,774,293        128,442        246,501          59,398
(4d)    Buying and Selling
         Commodities and Commodity
         Contracts                        7,771,781        130,155        246,501          60,197
(4e)    Fund Concentrations               7,792,811        100,972        246,501          68,350
(4g)    Making Loans                      7,747,215        148,566        246,501          66,352
(4h)    Other Investment Restrictions     7,742,838        135,314        246,501          83,981
(5)     PricewaterhouseCoopers LLP        8,134,961         20,335             --          53,338

Prudential Active Balanced Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund,
Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity
Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International
Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com            (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund,
Inc.
Prudential Short-Term Corporate Bond Fund,
Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the
Prudential mutual funds.

Prudential Active Balanced Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made
some changes to our report to make it
easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance.
It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com        (800) 225-1852

investment adviser's report
The portfolio manager, who invests your
money for you, reports on
successful--and not-so-successful--
strategies in this section of your report.
Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the
value of the Fund's holdings),
liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which
details income (mostly interest and
dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Active Balanced Fund

Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and
expenses translate into changes
in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material
that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements
from prior pages, but on a
per-share basis. It is designed to help
you understand how the Fund
performed, and to compare this year's
performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant
looks over our books and certifies that
the financial statements are fairly
presented in accordance with
generally accepted accounting principles.

Tax Information
This is information that we report
annually about how much of your total
return is taxable. Should you have any
questions, you may want to consult a tax adviser.

www.prudential.com     (800) 225-1852

Performance Comparison
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the
Fund since its inception or for 10 years
(whichever is shorter). To help you put
that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Active Balanced Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered
representative. Your financial
professional can provide you with the
following services:

There's No Reward Without Risk; but Is
This Risk Worth It?

Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com                  (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ     CUSIP
     Class A    PIBAX    74437E883
     Class B    PBFBX    74437E875
     Class C    PABCX    74437E867
     Class Z    PABFX    74437E859

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF185E2    74437E883    74437E875    74437E867    74437E859

(ICON) Printed on Recycled Paper

SEMIANNUAL REPORT  MARCH 31, 2001

Prudential
Jennison Growth Fund

Fund Type Stock

Objective Long-term growth of capital

(GRAPHIC)

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Jennison Growth Fund (the
Fund), seeks to achieve long-term growth of capital primarily through investment in stocks of medium and large companies (generally those with a total market value of at least
$1 billion) that we believe have above-
average prospects for growth. The Fund may also invest in stocks of foreign companies, investment-grade bonds, and securities issued or backed by the U.S.
government and its agencies, such as
mortgage-backed securities. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
     Sectors expressed as a percentage of
net assets as of 3/31/01
          19.0%    Financial Services
          18.6     Healthcare
          18.0     Technology
          15.7     Consumer Cyclicals
          11.2     Consumer Staples
           5.6     Energy
           5.5     Communication Services
           4.7     Capital Goods
           1.7     Cash & Equivalents

Ten Largest Holdings
     Expressed as a percentage of
     net assets as of 3/31/01
     4.4%    American Home Products Corp.
             Pharmaceuticals
     4.2     Citigroup, Inc.
             Banks & Financial Services
     3.4     Pfizer, Inc.
             Pharmaceuticals
     3.3     General Electric Co.
             Diversified Manufacturing
     3.3     Kohl's Corp.
             Retail
     3.0     Viacom, Inc.
             Media & Entertainment
     3.0     American Express Co.
             Banks & Financial Services
     3.0     Home Depot, Inc.
             Retail
     2.9     Amgen, Inc.
             Pharmaceuticals
     2.7     Microsoft Corp.
             EDP Software & Services

Holdings are subject to change.

www.prudential.com        (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                As of 3/31/01
                     Six       One        Five        Since
                    Months     Year       Years     Inception2
Class A            -31.01%    -39.27%     91.99%      99.47%
Class B            -31.25     -39.71      84.93       91.59
Class C            -31.25     -39.71      84.93       91.59
Class Z            -30.91     -39.11       N/A        95.75
Lipper Large-Cap
Growth Fund Avg.3  -34.03     -37.59      73.28        ***

Average Annual Total Returns1            As of 3/31/01
                       One      Five        Since
                       Year     Years     Inception2
Class A               -42.31%   12.77%     12.54%
Class B               -44.71    12.96      12.66
Class C               -41.32    12.86      12.56
Class Z               -39.11     N/A       14.51

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C,
11/2/95; and Class Z, 4/15/96. On 9/20/96,
the Prudential Institutional Fund-Growth
Stock Fund merged into the Prudential
Jennison Growth Fund Class Z shares.
Performance prior to 9/20/96 is for the
Growth Stock Fund, which had an inception date of 11/5/92.

3 Lipper average returns are for all funds in each share class for the six-month, one- , five-year, and since inception periods in the Lipper Large-Cap Growth
Fund category. The Lipper average is
unmanaged. Large-Cap Growth funds, by
portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P(r) Mid-Cap 400
Index. Large-Cap Growth funds normally
invest in companies with long-term
earnings expected to grow significantly
faster than the earnings of stocks
represented in a major unmanaged stock
index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

***Lipper Since Inception returns are
87.70% for Class A, B, and C, and 179.71% for Class Z, based on all funds in each share class. The Lipper Since Inception returns begin at the closest month-end for each share class.

(LOGO)                  May 15, 2001

Dear Shareholder,
Over the six months ended March 31, 2001, the Prudential Jennison Growth Fund suffered an extremely disappointing 31.01% decline, a -34.4% to those paying the maximum one-time Class A share sales charge.
Nonetheless, the Fund's negative return
for this period was in line with the
S&P/BARRA Growth Index, an accepted
measure of the market for large-cap growth stocks, and was three percentage points better than the -34.03% Lipper Large-Cap
Growth Fund Average. The Fund also
outperformed that Lipper Average by
similar margins over the preceding one-, three-, and five-year periods.

The Investment Adviser had reduced the
Fund's exposure to the technology sector and increased its holdings of retailers.
These steps somewhat offset the negative impact of a focus on telecommunications equipment firms. All of the Fund's technology stocks together accounted for about half of its decline.

This was a terrible market for stocks in general, and especially for growth stocks.
However, it was only a year ago that the growth style of investing completed a six-year run of outperforming the value style of investing. Equity investors who are concerned about the short-term volatility of their portfolios should own both types of funds to mitigate the impact of swings in market favor. Even so, remember that stocks are long-term investments that normally exhibit some volatility.

Sincerely,

David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Growth Fund

Prudential Jennison Growth Fund

Semiannual Report     March 31, 2001

Investment Adviser's Report

HERE'S WHAT HIT US
Over this reporting period, technology and telecommunication services stocks plummeted in value. We consider the decline the result of two very strong cyclical adjustments. By "cyclical" we mean that they were caused by imbalances that occurred and were subsequently corrected over the normal course of events.

One imbalance was the accumulation of
inventories, particularly in the
technology industries. Technology earnings grew so strongly just prior to 2000 that companies allowed their inventories to increase so that they wouldn't be caught short of supplies. However, a sudden slowdown in orders left many of these companies with unsold goods.

The second imbalance was among the values of stocks in the various economic sectors. Investors had responded to the rapid growth of tech-nology companies by paying ever-increasing prices for their stocks. When they foresaw an economic slowdown and a retreat of earnings growth, they were no longer willing to pay a premium for these stocks.

Both of these corrections were normal in type, but unexpectedly large. In fact, share price corrections of this magnitude come along only once in several decades-- the S&P 500 Technology Index dropped 49% over our reporting period, while the S&P
500 Basic Materials Index rose 17%. That is a huge performance differential. However, the accompanying loss of investor confidence eventually brought down prices throughout the market.

We believe that by the end of the first
quarter of 2001, this price decline was
enough to compensate for most companies' earnings reductions, and that the relative values of shares were fairly even across the stock market sectors. This was particularly true if the potential for future earnings growth is taken into account. (See Looking Ahead on p. 8.) In our view, any further decline would represent an overreaction by investors.

Prudential Jennison Growth Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/01
4.4%     American Home Products Corp./Pharmaceuticals
American Home Products discovers,
develops, manufactures, distributes, and sells pharmaceuticals and consumer healthcare products. Having launched six new products in the last two years, it is poised to increase its earnings 15% for the next few years, in our view, yet sells at only an industry-average multiple. The company recently put its Fen-Phen liability issues behind it, settling the vast majority of the cases and taking a $12 billion charge.

4.2%     Citigroup, Inc./Banks & Financial Services
Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. We expect growth of about 15% a year.
Citigroup also provides balance to the rest of our portfolio because of its relative independence of technology and its lower share price.

3.4%     Pfizer, Inc./Pharmaceuticals
The recently finalized merger with Warner-
Lambert gives Pfizer the dominant position in many drug categories, as well as substantial opportunities to reduce costs.
Drug companies, in general, offer growth that is not dependent upon economic expansion, a particular advantage when economies are slowing. We expect earnings growth of 20% a year or better over the next three years.

3.3%     General Electric Co./Diversified Manufacturing
This is another case in which top
management is a company's strongest asset.
Beyond that, GE is broadly diversified,
primarily not in technology, and has
dominant positions in all the businesses in which it competes. The merger with Honeywell enhances its strength in aerospace.

3.3%     Kohl's Corp./Retail
We think Kohl's is probably the most
successful new department store open to
public investors in more than a decade. It is still very small, having just entered the Northeast and not yet having penetrated the West. It is seeing record new store openings and Year 2000 sales growth of 24%. We expect earnings growth above 20% a year for some time. (Earnings grew more than 30% in 2000.)

Holdings are subject to change.

www.prudential.com     (800) 225-1852

Semiannual Report     March 31, 2001

Historically, the Federal Reserve (the
Fed) has responded to economic slowdowns by reducing the short-term interest rates under its control. It did so four times in 2001 as of mid-April, aggregating a two-percentage-point reduction. Most other interest rates--such as bank lending rates and the yields on bonds--follow such adjustments, and eventually economic growth accelerates again. Since stock investors normally try to anticipate improvements in earnings, shares usually begin to increase in price after Fed rate cuts.

TELECOMMUNICATIONS WERE AT THE CORE
Companies selling the hardware underlying the Internet--such as Cisco Systems and Sun
Microsystems--and those selling new
telecommunications products had led the
way up in the bull market, and now led the downward correction. They had the largest negative impact on the Fund's return.
After the two companies we just named,
telecommunications equipment firms--
including Nokia, Corning, JDS Uniphase,
and Nortel Networks--detracted most from the Fund's return.

Our research indicates that much of the
inventory accumulation in the technology industries has been sold or written off, and the impact is already reflected in share prices. During this reporting period, we reduced our technology holdings to 18% (at period-end), about equal to their representation in the S&P 500 Index at that time. (When a company's share price falls, its market capitalization--the total price of all its outstanding stock-- also falls. When an entire sector's market capitalization falls, it makes up a smaller portion of the broad market indexes.) This is a very low proportion for us and, we believe, for most growth funds.

It is likely that the carrying capacity of existing telecommunications networks--their
"bandwidth"--is adequate for current usage.
However, a number of new services, and
those that are on the threshold of
introduction, will considerably increase demand for bandwidth in the future. These include video on demand, interactive home entertainment, remote household controls, and wireless Internet access. We expect that the leading technology companies will be called upon again to supply the resources for the new services.

Prudential Jennison Growth Fund
Semiannual Report     March 31, 2001

At current low share prices, we think it is wise to stock up on technology-oriented firms and wait for other investors to look beyond their current profit depression to their long-term earnings potential. We are very enthusiastic about the opportunities available today to buy long-term growth in technology at low prices.

GE HIT A BUMP
After technology companies, General
Electric was the largest detractor to our return. GE is a long-term holding of the Fund (see Comments on Largest Holdings).
It is an unusually diversified company:
over the past 10 years, services have
become an increasing part of its business.
Although it is part of the S&P Industrial and S&P Capital Goods Indexes, GE derives about 40% of its earnings from its financial services units--businesses that tend to do better when GE's other segments are under stress. Because of the company's strong growth record, shares had become somewhat expensive. We foresaw trouble and reduced our position. At the beginning of this reporting period, it was not among our 10 largest holdings. Nonetheless, it was large enough for the 32% decline in its shares over the period to have an impact on the Fund's performance. We began to add to our existing position at a lower price, and as of period-end, it was our fourth largest holding.

FINANCIALS WERE MIXED
Our largest sector commitment at period-
end was financials, but these companies
were among the most positive and most
negative contributors to our return. The
positive contributions came from our
banks: JP Morgan, Bank of America, Bank
One, and MBNA. These benefited from the
Fed's interest-rate cuts, which tend to
reduce banks' loan prices without reducing
their profit margins. Cheaper loans
generally mean more business for the
banks. On the negative side, the
investment banking business--both stock
issuance and mergers and acquisitions--
slowed down considerably in the wake of
falling stock prices. American Express,
Morgan Stanley Dean Witter, and Citigroup
(see Comments on Largest Holdings) were
among our poorer performers. Although
investment banking is likely to remain
depressed for several more
www.prudential.com           (800) 225-1852

months, we believe it is dominated by a
small group of global firms. Their
business is fed by the global trends
toward industry consolidation and
privatization of government-owned firms, and these are likely to resume once the equity markets improve.

OUR HEALTHCARE HURT
The companies we hold in the healthcare
sector are drug companies and
biotechnology firms. Our largest holding at period-end, American Home Products (see
Comments on Largest Holdings), made a
barely positive
contribution to our return at a time when any positive move helped. However, its impact was more than offset by the negative performance of our other holdings in this sector, including Pfizer (see
Comments on Largest Holdings) and Amgen, which are among our larger positions.
In healthcare, we look for a company's new products under development and, on the cautionary side, for expirations of their patents on old products. Amgen, for example, is a biotechnology firm that is too young to have experienced many patent expirations, but which has a powerful lineup of new products. It has several products in the works, each of which, we think, has huge sales potential.

WE SHOPPED FOR RETAILERS
We also have a number of retailers in the portfolio, notably Kohl's (see Comments on Largest Holdings) and Home Depot. The
Fed's interest-rate reductions and
sustained consumer confidence over the
period helped retail stocks. Although
Christmas sales were disappointing,
subsequent sales were very good. Costco
Wholesale, Kohl's, and Target were among the positive contributors to our return.
We added Costco and Target to the Fund
during this reporting period when we
anticipated the Fed's actions. We expect retail stocks to improve early in an economic upswing. The companies we own also have good long-term growth prospects.

Prudential Jennison Growth Fund

Semiannual Report     March 31, 2001

LOOKING AHEAD
At the end of our reporting period, after the substantial correction of imbalances during the past year, we find the differences in relative expensiveness
(valuations) between growth and value
stocks much smaller than they have been
for some time. A well-accepted measure of valuation is the PEG--the price/earnings ratio divided by the rate of earnings growth. It is a measure that takes into account a company's growth potential as well as its share price and current earnings. At the end of the first quarter of 2001, every sector of the S&P 500 Index had a PEG between 1.0 and 2.0--a narrow range.
Moreover, technology has become moderately priced compared to some other sectors.

We think the prices of growth stocks
relative to the rest of the market are
very attractive for the first time in
several years. We believe the market has corrected for the euphoric bubble of 1998-
1999, and that investors haven't yet
focused on what may happen when economic growth recovers. We are very enthusiastic about our opportunities to buy stock in companies that have excellent long-term growth prospects, and whose prices are the most reasonable that we have seen in a long time.

Prudential Jennison Growth Fund Management Team

Prudential Jennison Growth Fund
Semiannual Report     March 31, 2001

Financial
     Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  0.2%
     177,700   Boeing Co.                                           $      9,899,667
-------------------------------------------------------------------------------------
Banks & Financial Services  15.8%
   3,529,100   American Express Co.                                      145,751,830
     568,800   Bank of America Corp.                                      31,141,800
     980,600   Bank One Corp.                                             35,478,108
   4,490,133   Citigroup, Inc.                                           201,966,182
     703,600   Goldman Sachs Group, Inc.                                  59,876,360
     660,700   Hartford Financial Services Group, Inc.                    38,981,300
     713,500   Household International, Inc.                              42,267,740
   1,120,300   J.P. Morgan Chase                                          50,301,470
     312,400   MBNA Corp.                                                 10,340,440
   1,545,100   Merrill Lynch & Co., Inc.                                  85,598,540
   1,190,380   Morgan Stanley Dean Witter & Co.                           63,685,330
                                                                    ----------------
                                                                         765,389,100
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  6.4%
   2,269,900   Dell Computer Corp.(a)                                     58,308,056
     729,100   EMC Corp.(a)                                               21,435,540
   1,404,700   Hewlett-Packard Co.                                        43,924,969
   1,311,700   IBM Corp.                                                 126,159,306
   3,998,700   Sun Microsystems, Inc.(a)                                  61,460,019
                                                                    ----------------
                                                                         311,287,890
-------------------------------------------------------------------------------------
Diversified Manufacturing  4.5%
   3,793,900   General Electric Co.                                      158,812,654
     572,100   Minnesota Mining & Manufacturing Co.                       59,441,190
                                                                    ----------------
                                                                         218,253,844
-------------------------------------------------------------------------------------
EDP Software & Services  2.7%
   2,410,600   Microsoft Corp.(a)                                        131,829,688

    10                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Electronic Components  3.9%
   1,770,700   ASM Lithography Holding NV (Netherlands)(a)(b)       $     38,402,056
   1,347,200   Intel Corp.                                                35,448,200
   1,428,000   JDS Uniphase Corp.(a)                                      26,328,750
     153,800   STMicroelectronics NV (Netherlands)(b)                      5,255,346
   2,687,600   Texas Instruments, Inc.                                    83,261,848
                                                                    ----------------
                                                                         188,696,200
-------------------------------------------------------------------------------------
Food & Beverage  2.7%
   2,970,800   PepsiCo, Inc.                                             130,566,660
-------------------------------------------------------------------------------------
Insurance  2.3%
   1,369,525   American International Group, Inc.                        110,246,763
-------------------------------------------------------------------------------------
Media & Entertainment  11.7%
   2,287,200   AOL Time Warner, Inc.(a)                                   91,831,080
   7,186,000   AT&T Corp. Liberty Media Group(a)                         100,604,000
     289,100   Knight-Ridder, Inc.                                        15,527,561
     460,900   New York Times Co.                                         18,883,073
     984,600   Omnicom Group, Inc.                                        81,603,648
   1,021,500   Pearson PLC (ADR) (United Kingdom)(b)                      17,927,325
     616,200   Tribune Co.                                                25,103,988
   1,777,500   Univision Communications, Inc.(a)                          67,829,400
   3,341,766   Viacom, Inc.(a)                                           146,937,451
                                                                    ----------------
                                                                         566,247,526
-------------------------------------------------------------------------------------
Networking  1.7%
   3,700,900   Cisco Systems, Inc.(a)                                     58,520,481
     450,500   Juniper Networks, Inc.(a)                                  17,100,980
   1,503,800   Metromedia Fiber Network, Inc.(a)                           8,240,824
                                                                    ----------------
                                                                          83,862,285
-------------------------------------------------------------------------------------
Oil Services  5.6%
   3,104,200   Halliburton Co.                                           114,079,350
   2,002,300   Schlumberger Ltd.                                         115,352,503
     599,300   Total Fina SA, (ADR) (France)(a)                           40,722,435
                                                                    ----------------
                                                                         270,154,288

    See Notes to Financial Statements                                     11

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  18.6%
   1,075,300   Abbott Laboratories                                  $     50,743,407
   3,627,000   American Home Products Corp.                              213,086,250
   2,318,600   Amgen, Inc.(a)                                            139,550,737
   1,057,200   Genentech, Inc.(a)                                         53,388,600
     628,800   Lilly (Eli) & Co.                                          48,203,808
   4,052,225   Pfizer, Inc.                                              165,938,614
   2,370,468   Pharmacia & Upjohn, Inc.                                  119,400,473
   2,347,300   Schering-Plough Corp.                                      85,746,869
     720,000   Sepracor, Inc.(a)                                          23,040,000
                                                                    ----------------
                                                                         899,098,758
-------------------------------------------------------------------------------------
Retail  12.2%
   1,876,100   Costco Wholesale Corp.(a)                                  73,636,925
   3,369,350   Home Depot, Inc.                                          145,218,985
   2,566,900   Kohl's Corp.(a)                                           158,352,061
   2,100,800   Target Corp.                                               75,796,864
   2,300,100   Tiffany & Co.                                              62,677,725
   1,552,800   Wal-Mart Stores, Inc.                                      78,416,400
                                                                    ----------------
                                                                         594,098,960
-------------------------------------------------------------------------------------
Telecommunications  5.5%
   2,263,300   Global Crossing Ltd.(a)                                    30,531,917
   1,611,287   NTL, Inc.(a)(b)                                            40,523,868
   2,714,300   Qwest Communications International, Inc.(a)                95,136,215
   3,703,386   Vodafone AirTouch PLC (ADR)(United Kingdom)(a)            100,546,930
                                                                    ----------------
                                                                         266,738,930
-------------------------------------------------------------------------------------
Telecommunications Equipment  3.4%
     527,600   Applied Micro Circuits Corp.(a)                             8,705,400
      84,200   Ciena Corp.(a)                                              3,515,350
     927,900   Corning, Inc.                                              19,198,251

    12                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     294,700   General Motors Corp. 'H'(a)                          $      5,746,650
   5,290,200   Nokia Corp. (ADR)(Finland)                                126,964,800
                                                                    ----------------
                                                                         164,130,451
                                                                    ----------------
               Total common stocks (cost $5,063,381,085)               4,710,501,010
                                                                    ----------------
COMMON STOCK UNIT(a)  1.2%
     292,000   Starwood Hotels & Resorts                                   9,930,920
   1,292,000   Nasdaq-100 Shares Trust Unit Series 1                      50,613,120
                                                                    ----------------
               Total common stock unit (cost $65,543,646)                 60,544,040
                                                                    ----------------
               Total long-term investments (cost $5,128,924,731)       4,771,045,050
                                                                    ----------------
SHORT-TERM INVESTMENTS  1.9%
Principal
Amount
(000)
------------------------------------------------------------------------------------
Commercial Paper
$     90,917   American Express Credit Corp.
                5.30%, 4/2/01
                (cost $90,917,000)                                        90,917,000
                                                                    ----------------
               Total Investments  100.3%
                (cost $5,219,841,731; Note 4)                          4,861,962,050
               Liabilities in excess of other assets  (0.3%)             (17,152,370)
                                                                    ----------------
               Net Assets  100%                                     $  4,844,809,680
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $61,019,395; received securities as collateral with an aggregate market value of $65,600,354.
ADR--American Depository Receipt.
NV--Naamkee Vennootnchap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
    See Notes to Financial Statements                                     13

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2001
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $5,219,841,731)                       $4,861,962,050
Cash                                                                     693,637
Receivable for investments sold                                       13,370,730
Receivable for Series shares sold                                     12,224,782
Dividends and interest receivable                                      3,421,497
Receivable for securities lending income                                  75,096
Deferred expenses and other assets                                        67,203
                                                                  --------------
      Total assets                                                 4,891,814,995
                                                                  --------------
LIABILITIES
Payable for Series shares reacquired                                  33,764,435
Payable for investments purchased                                      8,351,574
Management fee payable                                                 2,495,088
Distribution fees payable                                              1,712,832
Accrued expenses and other liabilities                                   454,683
Tax withholding liability                                                207,929
Securities lending rebate payable                                         18,774
                                                                  --------------
      Total liabilities                                               47,005,315
                                                                  --------------
NET ASSETS                                                        $4,844,809,680
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $      327,461
   Paid-in capital in excess of par                                5,664,736,621
                                                                  --------------
                                                                   5,665,064,082
   Net investment loss                                               (12,471,378)
   Accumulated net realized loss on investments                     (449,903,343)
   Net unrealized depreciation on investments                       (357,879,681)
                                                                  --------------
Net assets, March 31, 2001                                        $4,844,809,680
                                                                  --------------
                                                                  --------------

    14                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2001
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,316,474,209 / 88,073,902 shares of common stock
      issued and outstanding)                                             $14.95
   Maximum sales charge (5% of offering price)                               .79
                                                                  --------------
   Maximum offering price to public                                       $15.74
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,377,444,820 / 96,786,627 shares of common stock
      issued and outstanding)                                             $14.23
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share ($202,299,587
      / 14,215,287 shares of common stock issued and
      outstanding)                                                        $14.23
   Sales charge (1% of offering price)                                       .14
                                                                  --------------
   Offering price to public                                               $14.37
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,948,591,064 / 128,385,132 shares of common
      stock issued and outstanding)                                       $15.18
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     15

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $282,087)       $    17,124,854
   Interest                                                             6,263,495
   Income from securities loaned, net                                      80,833
                                                                  ---------------
      Total income                                                     23,469,182
                                                                  ---------------
Expenses
   Management fee                                                      17,317,282
   Distribution fee--Class A                                            1,955,232
   Distribution fee--Class B                                            9,001,170
   Distribution fee--Class C                                            1,243,456
   Transfer agent's fees and expenses                                   4,453,000
   Registration fees                                                      974,000
   Reports to shareholders                                                712,000
   Custodian's fees and expenses                                           97,000
   Directors' fees and expenses                                            72,000
   Insurance expense                                                       37,000
   Legal fees and expenses                                                 27,000
   Audit fee                                                               10,000
   Miscellaneous                                                           41,420
                                                                  ---------------
      Total expenses                                                   35,940,560
                                                                  ---------------
Net investment loss                                                   (12,471,378)
                                                                  ---------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                         (379,664,644)
Net change in unrealized appreciation/depreciation on
investments                                                        (1,845,272,140)
                                                                  ---------------
Net loss on investments                                            (2,224,936,784)
                                                                  ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(2,237,408,162)
                                                                  ---------------
                                                                  ---------------

    16                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2001      September 30, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                       $    (12,471,378)     $    (34,301,951)
   Net realized gain (loss) on
      investments                                (379,664,644)          743,200,290
   Net change in unrealized
      appreciation/depreciation of
      investments                              (1,845,272,140)          460,985,846
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                (2,237,408,162)        1,169,884,185
                                            ------------------    ------------------
Distributions from net realized capital
gains (Note 1)
      Class A                                    (155,180,674)          (56,726,162)
      Class B                                    (204,916,838)          (94,312,745)
      Class C                                     (27,427,629)           (9,330,766)
      Class Z                                    (257,156,549)         (112,764,183)
                                            ------------------    ------------------
                                                 (644,681,690)         (273,133,856)
                                            ------------------    ------------------
Series share transactions (net of
   conversion)
   (Note 5)
   Net proceeds from shares sold                2,227,492,374         4,839,587,838
   Net asset value of shares issued in
      reinvestment of distributions               628,020,321           267,626,458
   Cost of shares reacquired                   (2,345,336,166)       (3,240,774,223)
                                            ------------------    ------------------
   Net increase in net assets from Series
      share transactions                          510,176,529         1,866,440,073
                                            ------------------    ------------------
      Total increase (decrease)                (2,371,913,323)        2,763,190,402
NET ASSETS
Beginning of year                               7,216,723,003         4,453,532,601
                                            ------------------    ------------------
End of year                                  $  4,844,809,680      $  7,216,723,003
                                            ------------------    ------------------
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited)

      Prudential Jennison Growth Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance to Prudential Investments Fund Management LLC ('PIFM' or 'Manager') of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995. Investment operations commenced on November 2, 1995.
      The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange (other
than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser (Jennison Associates LLC 'Jennison'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortizied to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the period ended March 31, 2001, PSI has been compensated approximately $18,750 for these services.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance
                                                                          19

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement for the Series with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60% of the Series' average daily net assets up to $300 million,
 .575% of the next $4.7 billion and .55% of the Series' average daily net assets in excess of $5 billion. Prior to January 1, 2000, the management fee was payable at an annual rate of .60% of the Series' average daily net assets. PIFM pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Series bears all other costs and expenses.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended March 31, 2001.

      PIMS has advised the Series that it received approximately $690,000 and $200,600 in front-end sales charges resulting from sales of Class A and Class C

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

shares during the year ended March 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the period ended March 31, 2001, it received approximately $1,622,300 and $81,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2002. Prior to March 9, 2001, the commitment fee was .080 of 1% of the unused portion of the credit facility. The credit facility at that time was $1 billion. The Series did not borrow any amounts pursuant to the SCA during the period ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the period ended March 31, 2001, the Series incurred fees of approximately $4,032,000 for the services of PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the period ended March 31, 2001, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $466,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 2001 were $3,244,983,894 and $3,484,535,833, respectively.

      The cost of investments for federal income tax purposes at March 31, 2001, was $5,408,731,497 and, accordingly, net unrealized depreciation of investments

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

for federal income tax purposes was $546,769,447 (gross unrealized appreciation--$428,802,081; gross unrealized depreciation--$975,571,528).

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered for sale to a limited group of investors.

      There are 3 billion shares of $.001 par value common stock authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Six months ended March 31, 2001:
Shares sold                                               87,188,869    $ 1,623,208,065
Shares issued in reinvestment of distributions             7,961,431        146,968,016
Shares reacquired                                        (84,855,342)    (1,566,376,519)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              10,294,958        203,799,562
Shares issued upon conversion from Class B                 5,640,605         99,818,260
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             15,935,563    $   303,617,822
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2000:
Shares sold                                               81,700,801    $ 2,021,000,138
Shares issued in reinvestment of distributions             2,447,380         54,576,570
Shares reacquired                                        (65,143,859)    (1,617,762,148)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              19,004,322        457,814,560
Shares issued upon conversion from Class B                 7,680,130        195,263,218
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             26,684,452    $   653,077,778
                                                         -----------    ---------------
                                                         -----------    ---------------

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                    Shares           Amount
------------------------------------------------------   -----------    ---------------
Six months ended March 31, 2001:
Shares sold                                                7,385,291    $   135,069,540
Shares issued in reinvestment of distributions            11,201,659        197,373,233
Shares reacquired                                        (11,307,336)      (197,937,995)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               7,279,614        134,504,778
Shares reacquired upon conversion into Class A            (5,916,795)       (99,818,260)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              1,362,819    $    34,686,518
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2000:
Shares sold                                               37,569,694    $   888,985,755
Shares issued in reinvestment of distributions             4,234,039         91,243,545
Shares reacquired                                        (15,944,289)      (376,561,661)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              25,859,444        603,667,639
Shares reacquired upon conversion into Class A            (7,978,000)      (195,263,218)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             17,881,444    $   408,404,421
                                                         -----------    ---------------
                                                         -----------    ---------------
Class C
------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                2,394,140    $    43,332,325
Shares issued in reinvestment of distributions             1,517,444         26,737,363
Shares reacquired                                         (2,245,182)       (38,861,794)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              1,666,402    $    31,207,894
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2000:
Shares sold                                                7,259,799    $   172,301,711
Shares issued in reinvestment of distributions               422,563          9,106,236
Shares reacquired                                         (2,428,874)       (57,879,720)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              5,253,488    $   123,528,227
                                                         -----------    ---------------
                                                         -----------    ---------------
Class Z
------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                               22,649,458    $   425,882,444
Shares issued in reinvestment of distributions            13,725,519        256,941,709
Shares reacquired                                        (28,939,336)      (542,159,858)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding              7,435,641    $   140,664,295
                                                         -----------    ---------------
                                                         -----------    ---------------
Year ended September 30, 2000:
Shares sold                                               70,468,867    $ 1,757,300,234
Shares issued in reinvestment of distributions             5,002,224        112,700,107
Shares reacquired                                        (48,067,246)    (1,188,570,694)
                                                         -----------    ---------------
Net increase (decrease) in shares outstanding             27,403,845    $   681,429,647
                                                         -----------    ---------------
                                                         -----------    ---------------

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    24.20
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                           (.02)
Net realized and unrealized gain on investment transactions              (7.08)
                                                                ------------------
   Total from investment operations                                      (7.10)
                                                                ------------------
Less distributions
Distributions from net realized gains                                    (2.15)
                                                                ------------------
Net asset value, end of period                                      $    14.95
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                         (31.01)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $1,316,474
Average net assets (000)                                            $1,568,483
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.03%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .78%(d)
   Net investment income (loss)                                           (.25)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  55%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.

    24                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
---------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                  November 2, 1995(a)
-------------------------------------------------------------------------------     through September 30,
      2000                 1999                 1998                 1997                   1996
---------------------------------------------------------------------------------------------------------------
   $    20.05            $  14.44             $  15.39             $  10.97                $ 10.00
----------------     ----------------     ----------------     ----------------           --------
         (.09)               (.08)                (.04)                (.03)                  (.03)
         5.42                6.23                  .40                 4.45                   1.00
----------------     ----------------     ----------------     ----------------           --------
         5.33                6.15                  .36                 4.42                    .97
----------------     ----------------     ----------------     ----------------           --------
        (1.18)               (.54)               (1.31)                  --                     --
----------------     ----------------     ----------------     ----------------           --------
   $    24.20            $  20.05             $  14.44             $  15.39                $ 10.97
----------------     ----------------     ----------------     ----------------           --------
----------------     ----------------     ----------------     ----------------           --------
        27.02%              43.58%                3.02%               40.29%                  9.70%
   $1,745,454            $911,467             $446,996             $145,022                $85,440
   $1,489,790            $748,315             $251,118             $105,982                $70,667
          .99%               1.05%                1.08%                1.09%                  1.23%(d)
          .74%                .80%                 .83%                 .84%                   .98%(d)
         (.35)%              (.44)%               (.26)%               (.25)%                 (.37)%(d)
           83%                 56%                  58%                  63%                    42%

    See Notes to Financial Statements                                     25

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    23.23
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                           (.09)
Net realized and unrealized gain on investment transactions              (6.76)
                                                                ------------------
   Total from investment operations                                      (6.85)
                                                                ------------------
Less distributions
   Distributions from net realized gains                                 (2.15)
                                                                ------------------
Net asset value, end of period                                      $    14.23
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                         (31.25)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $1,377,445
Average net assets (000)                                            $1,805,180
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.78%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .78%(d)
   Net investment income (loss)                                          (1.02)%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.
    26                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
---------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                  November 2, 1995(a)
-------------------------------------------------------------------------------     through September 30,
      2000                 1999                 1998                 1997                   1996
---------------------------------------------------------------------------------------------------------------
   $    19.43           $    14.11            $  15.18             $  10.89               $   10.00
----------------     ----------------     ----------------     ----------------          ----------
         (.26)                (.22)               (.15)                (.12)                   (.10)
         5.24                 6.08                 .39                 4.41                     .99
----------------     ----------------     ----------------     ----------------          ----------
         4.98                 5.86                 .24                 4.29                     .89
----------------     ----------------     ----------------     ----------------          ----------
        (1.18)               (.54)              (1.31)                   --                      --
----------------     ----------------     ----------------     ----------------          ----------
   $    23.23           $    19.43            $  14.11             $  15.18               $   10.89
----------------     ----------------     ----------------     ----------------          ----------
----------------     ----------------     ----------------     ----------------          ----------
        26.04%               42.51%               2.21%               39.39%                   8.90%
   $2,216,911           $1,506,839            $708,463             $419,405               $ 231,541
   $2,158,641           $1,236,825            $557,823             $299,476               $ 162,412
         1.74%                1.80%               1.83%                1.84%                   1.98%(d)
          .74%                 .80%                .83%                 .84%                    .98%(d)
        (1.10)%              (1.19)%             (1.01)%              (1.00)%                 (1.12)%(d)

    See Notes to Financial Statements                                     27

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    23.23
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                           (.09)
Net realized and unrealized gain on investment transactions              (6.76)
                                                                ------------------
   Total from investment operations                                      (6.85)
                                                                ------------------
Less distributions
   Distributions from net realized gains                                 (2.15)
                                                                ------------------
Net asset value, end of period                                      $    14.23
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                         (31.25)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $  202,300
Average net assets (000)                                            $  249,374
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.78%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .78%(d)
   Net investment income (loss)                                          (1.02)%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.

    28                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
---------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                  November 2, 1995(a)
-------------------------------------------------------------------------------     through September 30,
      2000                 1999                 1998                 1997                   1996
---------------------------------------------------------------------------------------------------------------
    $  19.43             $  14.11             $  15.18             $  10.89                $ 10.00
----------------     ----------------         --------             --------               --------
        (.26)                (.22)                (.15)                (.12)                  (.10)
        5.24                 6.08                  .39                 4.41                    .99
----------------     ----------------         --------             --------               --------
        4.98                 5.86                  .24                 4.29                    .89
----------------     ----------------         --------             --------               --------
      (1.18)                (.54)                (1.31)                  --                     --
----------------     ----------------         --------             --------               --------
    $  23.23             $  19.43             $  14.11             $  15.18                $ 10.89
----------------     ----------------         --------             --------               --------
----------------     ----------------         --------             --------               --------
       26.04%               42.51%                2.21%               39.39%                  8.90%
    $291,542             $141,770             $ 45,126             $ 25,134                $15,281
    $242,939             $ 98,033             $ 35,337             $ 18,248                $12,550
        1.74%                1.80%                1.83%                1.84%                  1.98%(d)
         .74%                 .80%                 .83%                 .84%                   .98%(d)
       (1.10)%              (1.20)%              (1.01)%              (1.00)%                (1.12)%(d)

    See Notes to Financial Statements                                     29

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    24.50
                                                                ------------------
Income from investment operations
Net investment income (loss)(c)                                             --(e)
Net realized and unrealized gain on investment transactions              (7.17)
                                                                ------------------
   Total from investment operations                                      (7.17)
                                                                ------------------
Less distributions
   Distributions from net realized gains                                 (2.15)
                                                                ------------------
Net asset value, end of period                                      $    15.18
                                                                ------------------
                                                                ------------------
TOTAL RETURN(b)                                                         (30.91)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                     $1,948,591
Average net assets (000)                                            $2,450,547
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .78%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .78%(d)
   Net investment income (loss)                                             --%(d)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Annualized.
(e) Less than $.005 per share.
    30                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
---------------------------------------------------------------------------------------------------------------
                           Year Ended September 30,                                  November 2, 1995(a)
-------------------------------------------------------------------------------     through September 30,
      2000                 1999                 1998                 1997                   1996
---------------------------------------------------------------------------------------------------------------
   $    20.24           $    14.53           $    15.45            $  10.98               $   10.32
----------------     ----------------     ----------------     ----------------          ----------
         (.02)                (.04)                  --                  --                    (.02)
         5.46                 6.29                  .39                4.47                     .68
----------------     ----------------     ----------------     ----------------          ----------
         5.44                 6.25                  .39                4.47                     .66
----------------     ----------------     ----------------     ----------------          ----------
        (1.18)                (.54)               (1.31)                 --                      --
----------------     ----------------     ----------------     ----------------          ----------
   $    24.50           $    20.24           $    14.53            $  15.45               $   10.98
----------------     ----------------     ----------------     ----------------          ----------
----------------     ----------------     ----------------     ----------------          ----------
        27.39%               43.94%                3.22%              40.71%                   6.40%
   $2,962,816           $1,893,457           $1,021,903            $609,869               $ 362,416
   $2,733,194           $1,596,809           $  810,296            $455,684               $  26,829
          .74%                 .80%                 .83%                .84%                    .98%(d)
          .74%                 .80%                 .83%                .84%                    .98%(d)
         (.10)%               (.19)%               (.01)%                --                    (.12)%(d)

    See Notes to Financial Statements                                     31

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Supplemental Proxy Information (Unaudited)

      Meetings of the Fund's shareholders were held on February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
    - Saul K. Fenster
    - Delayne D. Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(2) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(3) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

    32                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

(4) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.
(5) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.
      The results of the proxy solicitation on the above matters were:

              Director/Manager/
                 Investment                 Votes          Votes          Votes
            Restrictions/Auditor             for          Against        Withheld      Abstentions
        -----------------------------    -----------     ----------     ----------     -----------
(1)D    Saul K. Fenster                  176,878,003             --      2,441,225              --
        Delayne D. Gold                  176,935,929             --      2,383,299              --
        Robert F. Gunia                  176,952,918             --      2,366,310              --
        Douglas H. McCorkindale          176,978,869             --      2,340,359              --
        W. Scott McDonald, Jr.           176,960,329             --      2,358,899              --
        Thomas T. Mooney                 176,940,410             --      2,378,818              --
        Stephen P. Munn                  176,996,747             --      2,322,481              --
        David R. Odenath, Jr.            176,970,713             --      2,348,515              --
        Richard A. Redeker               176,956,255             --      2,362,973              --
        Judy A. Rice                     176,960,438             --      2,358,790              --
        Robin B. Smith                   176,931,155             --      2,388,073              --
        Louis A. Weil, III               176,955,383             --      2,363,845              --
        Clay T. Whitehead                176,947,964             --      2,371,264              --
(2)D    PIFM                             127,116,124      7,260,659     42,214,686       2,727,760
(3)D    PIFM                             129,231,069      4,950,224     42,214,686       2,923,250
(4a)D   Fund Diversification             130,455,373      4,052,098     42,214,686       2,597,072
(4b)D   Issuing Senior Securities,
         Borrowing Money and Pledging
         Assets                          128,697,429      5,584,042     42,214,686       2,823,072
(4c)D   Buying and Selling Real
         Estate                          129,297,393      5,054,073     42,214,686       2,753,077
(4d)D   Buying and Selling
         Commodities and Commodity
         Contracts                       128,688,604      5,641,000     42,214,686       2,774,939
(4e)D   Fund Concentration               129,923,681      4,317,180     42,214,686       2,863,682
(4f)D   Engaging in Underwriting         129,165,288      5,031,782     42,214,686       2,907,473
(4g)D   Making Loans                     127,614,891      5,696,249     42,214,686       3,793,403
(4h)D   Other Investment Restrictions    128,817,998      4,940,900     42,214,686       3,345,645
(5)D    PricewaterhouseCoopers LLP       175,439,286      1,481,109             --       2,398,834

DApproved at the February 22, 2001 meeting.
    See Notes to Financial Statements                                     33

Prudential Jennison Growth Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
     Large Capitalization Growth Fund
     Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund,
Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
     Small Capitalization Growth Fund
     Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity
Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International
Growth Fund
Target Funds
     International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

balanced/allocation funds
Prudential Diversified Funds
     Conservative Growth Fund
     Moderate Growth Fund
     High Growth Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund
www.prudential.com            (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund,
Inc.
Prudential Short-Term Corporate Bond Fund,
Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
     Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

* Not currently exchangeable with the
Prudential mutual funds.

Prudential Jennison Growth Fund

Getting the Most from Your Prudential
Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered
representative. Your financial
professional can provide you with the
following services:

There's No Reward Without Risk; but Is
This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com        (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Ferster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott Mcdonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
     Class A     PJFAX     74437E107
     Class B     PJFBX     74437E206
     Class C     PJFCX     74437E305
     Class Z     PJFZX     74437E404

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and
are subject to change thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF168E2     74437E107     74437E206     74437E305     74437E404

(ICON) Printed on Recycled Paper

SEMIANNUAL REPORT  MARCH 31, 2001

Prudential
Jennison Equity Opportunity Fund

Fund Type Stock

Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

The views expressed in
this report and information about the
Fund's portfolio holdings are for the
period covered by this report and are
subject to change thereafter.

(LOGO)

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

Build on the Rock

Investment Goals and Style
The Prudential Jennison Equity Opportunity
Fund (the Fund) invests primarily in
stocks of established companies with
growth prospects that we believe are
largely unrecognized by most investors. We aim for strong total investment returns by combining a focus on earnings growth with attention to valuation (the relation between a company's earnings and the price the market is placing on the company).
This discipline discourages us from paying too much for projected earnings growth or from continuing to hold a stock when the risk/reward trade-off is no longer favorable. There can be no assurance that the Fund will achieve its investment objective of long-term growth of capital.

Portfolio Composition
     Sectors expressed as a percentage of
net assets as of 3/31/01
          22.2%    Financials
          17.8     Basic Materials
          10.8     Energy
          10.6     Capital Goods
          10.2     Consumer Cyclicals
           8.6     Technology
           5.1     Consumer Staples
           3.3     Transportation
           2.7     Telecommunication Services
           1.3     Healthcare
           1.1     Utilities
           6.3     Cash Equivalents

Ten Largest Holdings

     Expressed as a percentage of
     net assets as of 3/31/01
     2.5%    Conoco, Inc.
             Petroleum
     2.4     Boise Cascade Corp.
             Paper and Forest Products
     2.2     FleetBoston Financial Corp.
             Banking
     2.2     Knight-Ridder, Inc.
             Publishing
     2.2     Unocal Corp.
             Oil Services
     2.1     Pall Corp.
             Energy
     2.1     Diamond Offshore Drilling, Inc.
             Oil Services
     2.0     XL Capital Ltd.
             Insurance
     1.9     USX-Marathon Group
             Petroleum
     1.9     The Allstate Corp.
             Insurance

Holdings are subject to change.

www.prudential.com         (800) 225-1852

Performance at a Glance

Cumulative Total Returns1               As of 3/31/01

                     Six       One        Since
                    Months     Year     Inception2
Class A             12.35%     27.82%     114.97%
Class B             11.97      26.95      108.16
Class C             11.97      26.95      108.16
Class Z             12.47      28.03      117.62
Lipper Multi-Cap
Value Fund Avg.3    -1.31       2.96       65.74

Average Annual Total Returns1           As of 3/31/01
                         One        Since
                         Year     Inception2
     Class A             21.43%     17.64%
     Class B             21.95      18.03
     Class C             24.68      17.89
     Class Z             28.03      19.36

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z,
11/7/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Multi-Cap Value Fund category. The
Lipper average is unmanaged. Multi-Cap
Value funds, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P(r) MidCap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors.
These funds will normally have a below-
average price/earnings ratio, price-to-
book ratio, and three-year earnings growth figure.

  S&P(r) is a registered trademark of the
Standard & Poor's Corporation.

(LOGO)                 May 15, 2001

Dear Shareholder,
It is a pleasure to report that the
Prudential Jennison Equity Opportunity
Fund's Class A shares returned 12.35% for its semiannual reporting period ended
March 31, 2001, or 6.73% to those paying the maximum one-time Class A share sales charge. As you no doubt have been hearing, the investment climate was extraordinarily difficult, so the Fund's gain was even more exceptional when compared to its benchmarks. The Lipper Multi-Cap Value
Fund Average of peer funds fell 1.31%. The
Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) fell 18.74%
over that period; even the S&P/BARRA Value
Index declined 5.00%. These are
generally accepted indexes of the broad
market and of large-cap value stocks. The
Fund's return was 14 percentage points
above the average multi-cap value fund and 31 percentage points over the S&P 500 Index.

No single factor accounted for this strong performance. The largest contributors to the Fund's return were classic value investments--shares of good companies purchased when prices were depressed for short-term reasons. The Fund also had a focus on cyclicals--stocks of companies that normally benefit from an improving economy--which rose when the Federal Reserve (the Fed) aggressively cut interest rates early in 2001.

Although the Fund's performance over the past one and three years also was well above the S&P 500 Index and the Lipper
Average, it still had a period of
underperformance of the S&P 500 Index at a time when the market favored the growth investment style. Investors who want to reduce the volatility of their overall portfolios should own both value and growth funds.

Sincerely,

David R. Odenath, Jr., President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Equity Opportunity Fund

Prudential Jennison Equity Opportunity Fund

Semiannual Report     March 31, 2001

Investment Adviser's Report

DOING WELL IN DIFFICULT TIMES
Over the six-month reporting period, the Fund continued the strong performance it showed in its prior fiscal year, gaining more than six percentage points during a market in which even value stocks declined rapidly. The Fund's gains were broadly distributed among its holdings. Although we generally select stocks from the bottom up--looking for strong individual investment stories rather than selecting market sectors--a few focuses that emerged in the portfolio contributed to its gains.

FED MOVE BOOSTS CYCLICALS
The stocks of cyclical companies--those
whose profits tend to swell with
a rapidly expanding economy, such as basic materials and consumer cyclicals--were hurt in 2000 as the Fed increased interest rates to slow the economy.
They recovered briefly when the Fed
reversed course in January 2001.

Over the period, we averaged about a fifth of the Fund's assets in basic materials companies, primarily specialty chemicals and forest products. Among the chemical companies, we had particularly strong advances from Monsanto (agricultural chemicals) and Engelhard (chemicals for automobile catalytic converters). We also had a bounce from Crompton, whose steep decline we noted in our last reporting period. Crompton makes a wide variety of specialty chemicals. Despite its 42% rise in share price over this reporting period, we think it still has unrecognized value.

We also had investments in several paper and forest product companies. Boise
Cascade is now our second largest holding after a jump in its share price (see
Comments on Largest Holdings). We had a
much smaller focus on nonprecious metals
(aluminum and steel), whose modest aggregate positive contribution was welcome in this falling market.

Prudential Jennison Equity Opportunity Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings       As of 3/31/01
2.5%     Conoco Inc./Petroleum
Conoco, which gained full independence
from DuPont in 1999, has become one of the few integrated oil companies with accelerating growth. Moreover, we expect the U.S. refining business generally to show more stable profit growth over the next few years. Conoco shares sell for less than about nine times estimated 2001 earnings, which is below the price/earnings multiplier for most of its peers.

2.4%     Boise Cascade Corp./Paper & Forest Products
Boise Cascade has more than two million
acres of U.S. timberlands, and has
diversified its paper products to include
"uncoated free sheet," a product we expect to be among the first grades to recover because so much capacity has been closed.
Boise also is a major global distributor of office products through its subsidiary, Boise Cascade Office Products. This reduces its dependence upon paper prices.
We think it is among the most compelling investment values in the industry.

2.2%     FleetBoston Financial Corp./Banking
Fleet's string of mergers, most recently with Bank of Boston, has consolidated its strength as a superregional bank in the Northeast. We expect sizable cost savings still to come, as well as several years of strong growth. It has a well-balanced portfolio of assets, yet sells at about 11 times estimated Year 2001 earnings.

2.2%     Knight-Ridder, Inc./Publishing
Knight-Ridder is the third largest
newspaper publisher in the United States.
Its properties include the Detroit Free
Press, The Philadelphia Inquirer, and The
Miami Herald. Media stocks suffered
because of the decline in advertising
accompanying the economic slowdown. We
think Knight-Ridder's share price fell far too much for its long-term growth prospects.

2.2%     Unocal Corp./Oil Services
Unocal is a large, independent oil and gas exploration and production company, with proven reserves of 6.6 trillion cubic feet of natural gas and 550 million barrels of crude oil and condensate. We think natural gas, in particular, will have a favorable supply/demand balance for some time.

Holdings are subject to change.

www.prudential.com       (800) 225-1852

Semiannual Report     March 31, 2001

Retailers, apparel marketers, publishers, and auto parts manufacturers (among others) are classified as consumer cyclicals--companies whose sales generally fall off when consumer confidence is low, and rise when it is high. We had some holdings in each of these groups.
Federated Department Stores (Macy's,
Bloomingdale's, and others) and Saks were among the largest contributors to our return. Both began the period with unduly depressed share prices because of sluggish consumer spending and fears of a continuing economic slowdown. Federated, which made the third largest contribution, also was hurt by problems associated with its purchase of Fingerhut, a direct mail and Internet fulfillment company. This presented a typical value opportunity for us. Eventually, the strong overall story for the nation's leading department store chain outweighed concern about the acquisition, and the stock began to recover. We also benefited from gains by Lear (auto parts), Polo Ralph Lauren
(clothing), and our newspaper publishers.
The largest of our newspaper stocks is
Knight-Ridder (see Comments on Largest
Holdings).

FINANCIAL STOCKS CONTINUE UPWARD
Our financial stocks, by and large, made positive contributions to our return, but the greatest impact came from two insurance companies: John Hancock
Financial and Allstate. They continued the upward move that first started in our last reporting period. Financial stocks have benefited from their relatively secure outlook in a market otherwise concerned about earning weaknesses. In addition, Allstate, which was our largest holding at the beginning of the period, is the premier personal line insurer in the United States. That sector is recovering from the impact of a long period of very competitive pricing. We thought the weaker firms would contract, and that pricing in the industry would improve, which is what happened.

At period-end, FleetBoston Financial (see
Comments on Largest Holdings) was our
largest holding in the sector.

Prudential Jennison Equity Opportunity Fund
Semiannual Report     March 31, 2001

TWO CLASSIC VALUE INVESTMENTS
We had been able to buy shares of the two largest individual contributors to our return at very depressed prices. Litton's contribution was by far the largest. It is a defense aerospace company whose shares dropped in March 2000 when a cost overrun on one of its projects knocked down its earnings. We saw this as a short-term event and bought it at a very favorable price. Last fall, Northrop Grumman made an offer for the company, and shares that began the period below $45 reached $80. We sold all of our shares after the stock rose sharply in price upon announcement of the offer.

Sabre Holdings, an information processor for the travel industry, is known primarily for its airline reservation systems and for Travelocity, an Internet-based reservations system. In the summer of 2000, many investors became concerned that the airlines might squeeze out or compete with the reservations industry, threatening its profit margins and future growth. As a result, Sabre stock sold off dramatically. We continued to hold our position because we thought Sabre's technological advantage could not be dislodged that easily. In June, the company restructured and expanded its potential markets. Shares began a rise that brought them up 60% during our reporting period. We think this left them nearer a normal valuation for their estimated earnings.

SMALLER WAS BETTER
In addition to the advantage of a value
focus in this market, we also
benefited from an emphasis on mid-cap
stocks. Toward the end of the bull market, investors strongly favored the very largest companies, leaving better values among mid-caps and small caps. In fact, for a while it seemed the larger the market capitalization, the more a stock attracted investors. As a result, our portfolio had a focus on smaller firms because we thought that was where the value was. When the market turned, the trend reversed, and small- and mid-cap stocks outperformed the large caps.

www.prudential.com          (800) 225-1852

WHAT DIDN'T WORK
Even with such good performance, we had
our losers. We had a small amount--less
than 4% of assets, on average--invested in the telecommunication services sector.
These holdings suffered along with the
rest of the group. No single company among them made a significant impact on our return, but collectively, their impact was noticeable. We had only a slightly greater impact from General Motors/Hughes stock.
Hughes offers Direct/TV, and it got caught up in the downdraft for "new economy" stocks. We also had a loss on Gilat
Satellite Networks; its earnings fell
short of analysts' expectations, and of
ours as well. The stock sold off sharply.
We took our losses and sold it.

LOOKING AHEAD
At the end of our reporting period, after the substantial correction of imbalances over the past year, we find the differences in relative expensiveness
(valuations) between growth and value
stocks much smaller than they have been
for some time. A well-accepted measure of valuation is the PEG--the price/earnings ratio divided by the rate of earnings growth. It is a measure that takes into account a company's growth potential as well as its share price and current earnings. Currently, every sector of the S&P 500 Index has a PEG between 1.0 and
2.0--a narrow range. Moreover, technology has become moderately priced compared to some other sectors.

We take this to mean that investors won't be able to outperform the overall market just by being in the right sector.
Individual stock picking will make the
difference.

Prudential Jennison Equity Opportunity Fund Management Team

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.7%
Common Stocks  92.0%
-------------------------------------------------------------------------------------
Aerospace/Defense  1.2%
      81,700   The Boeing Co.                                         $    4,551,507
-------------------------------------------------------------------------------------
Airlines  1.6%
     179,300   AMR Corp.                                                   6,297,016
-------------------------------------------------------------------------------------
Aluminum  1.0%
     104,800   Alcan Aluminum Ltd.                                         3,772,800
-------------------------------------------------------------------------------------
Apparel  0.9%
     130,100   Polo Ralph Lauren Corp.(a)                                  3,577,750
-------------------------------------------------------------------------------------
Auto & Truck  0.8%
     100,300   Lear Corp.(a)                                               2,938,790
-------------------------------------------------------------------------------------
Banking  3.1%
     230,100   FleetBoston Financial Corp.                                 8,686,275
     140,851   U.S. Bancorp                                                3,267,732
                                                                      --------------
                                                                          11,954,007
-------------------------------------------------------------------------------------
Biotechnology  1.3%
     122,400   Aviron(a)                                                   5,087,250
-------------------------------------------------------------------------------------
Business Services  0.9%
     184,400   Ryder System, Inc.                                          3,317,356
-------------------------------------------------------------------------------------
Chemicals  8.7%
     353,026   Crompton Corp.                                              3,953,891
     268,400   Engelhard Corp.                                             6,940,824
      89,400   FMC Corp.(a)                                                6,583,416
     196,600   Monsanto Co.                                                6,971,436
      91,000   Praxair, Inc.                                               4,063,150
     434,800   Solutia, Inc.                                               5,304,560
                                                                      --------------
                                                                          33,817,277

    8                                      See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computers & Business Equipment  5.3%
     171,100   Apple Computer, Inc.                                   $    3,776,177
     233,600   Diebold, Inc.                                               6,414,656
     422,700   Maxtor Corp.                                                2,958,900
      73,200   Synopsys, Inc.(a)                                           3,435,825
     126,100   Tech Data Corp.(a)                                          3,719,950
                                                                      --------------
                                                                          20,305,508
-------------------------------------------------------------------------------------
Computer Services  2.7%
     161,600   Advanced Digital Information Corp.(a)                       2,797,700
     104,000   Ceridian Corp.(a)                                           1,924,000
      72,700   Sabre Group Holdings, Inc.(a)                               3,356,559
     181,700   Unisys Corp.(a)                                             2,543,800
                                                                      --------------
                                                                          10,622,059
-------------------------------------------------------------------------------------
Consulting  0.6%
     171,600   KPMG Consulting, Inc.                                       2,230,800
-------------------------------------------------------------------------------------
Containers & Packaging  1.0%
     320,300   Pactiv Corp.(a)                                             3,878,833
-------------------------------------------------------------------------------------
Electronic Components  2.3%
     133,400   Garmin Ltd.                                                 2,651,325
      99,500   Rockwell International Corp.                                3,616,825
     139,000   Vishay Intertechnology, Inc.(a)                             2,766,100
                                                                      --------------
                                                                           9,034,250
-------------------------------------------------------------------------------------
Energy  1.1%
      99,100   Public Service Enterprise Group, Inc.                       4,277,156
-------------------------------------------------------------------------------------
Financial Services  2.0%
     150,600   Edwards (A.G.) & Sons, Inc.                                 5,572,200
      46,000   J.P. Morgan Chase                                           2,065,400
                                                                      --------------
                                                                           7,637,600

    See Notes to Financial Statements                                      9

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Hotels  0.8%
     309,408   Hilton Hotels Corp.                                    $    3,233,314
-------------------------------------------------------------------------------------
Human Resources  1.1%
     144,200   Manpower, Inc.                                              4,152,960
-------------------------------------------------------------------------------------
Industrial Technology/Instruments  3.5%
     150,800   Ingram Micro, Inc.(a)                                       2,035,800
      73,300   Millipore Corp.                                             3,390,858
     374,500   Pall Corp.                                                  8,209,040
                                                                      --------------
                                                                          13,635,698
-------------------------------------------------------------------------------------
Insurance  15.5%
     115,200   American Financial Group, Inc.                              2,776,320
     105,500   American General Corp.                                      4,035,375
     161,500   AON Corp.                                                   5,733,250
     185,300   CNA Financial Corp.(a)                                      6,487,353
      75,300   Everest Reinsurance Group Ltd.                              5,008,956
      70,000   John Hancock Financial Services, Inc.                       2,691,500
     156,300   Lincoln National Corp.                                      6,638,061
     186,500   SAFECO Corp.                                                5,256,969
     170,600   The Allstate Corp.                                          7,154,964
     106,700   The Hartford Financial Services Group, Inc.                 6,295,300
     103,500   XL Capital Ltd.                                             7,873,245
                                                                      --------------
                                                                          59,951,293
-------------------------------------------------------------------------------------
Manufacturing  2.4%
     147,200   ITT Industries, Inc.                                        5,704,000
      92,400   Parker Hannifin Corp.                                       3,670,128
                                                                      --------------
                                                                           9,374,128
-------------------------------------------------------------------------------------
Media  2.6%
     258,900   AT&T Corp.--Liberty Media Group(a)                          3,624,600
     334,700   General Motors Corp., Class H                               6,526,650
                                                                      --------------
                                                                          10,151,250

    10                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Mining  1.5%
     350,700   Newmont Mining Corp.                                   $    5,653,284
-------------------------------------------------------------------------------------
Oil Services  3.4%
     203,800   Diamond Offshore Drilling, Inc.                             8,019,530
     137,500   Halliburton Co.                                             5,053,125
                                                                      --------------
                                                                          13,072,655
-------------------------------------------------------------------------------------
Paint & Related Products  0.7%
      91,300   Valspar Corp.                                               2,619,397
-------------------------------------------------------------------------------------
Paper & Forest Products  4.1%
     292,800   Boise Cascade Corp.                                         9,193,920
     149,200   Temple-Inland, Inc.                                         6,602,100
                                                                      --------------
                                                                          15,796,020
-------------------------------------------------------------------------------------
Petroleum  7.4%
     344,100   Conoco, Inc.                                                9,669,210
     185,300   Triton Energy Ltd.                                          3,478,081
     240,800   Unocal Corp.                                                8,324,456
     271,500   USX - Marathon Group                                        7,316,925
                                                                      --------------
                                                                          28,788,672
-------------------------------------------------------------------------------------
Publishing  4.4%
     155,300   Knight-Ridder, Inc.                                         8,341,163
     113,800   New York Times Co., Class A                                 4,662,386
     102,900   Tribune Co.                                                 4,192,146
                                                                      --------------
                                                                          17,195,695
-------------------------------------------------------------------------------------
Retail  3.6%
      65,200   Federated Department Stores, Inc.(a)                        2,709,060
     467,200   Saks, Inc.(a)                                               6,073,600
     125,000   Whole Foods Market, Inc.                                    5,265,625
                                                                      --------------
                                                                          14,048,285

    See Notes to Financial Statements                                     11

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Semiconductors  2.1%
     103,400   International Rectifier Corp.(a)                       $    4,187,700
     150,700   National Semiconductor Corp.(a)                             4,031,225
                                                                      --------------
                                                                           8,218,925
-------------------------------------------------------------------------------------
Steel  0.9%
     241,800   USX-U.S. Steel Group                                        3,552,042
-------------------------------------------------------------------------------------
Telecommunications  2.7%
     130,800   Millicom International Cellular SA(a)                       2,583,300
     199,400   Sprint Corp.                                                3,788,600
     101,900   Western Wireless Corp., Class A(a)                          4,139,687
                                                                      --------------
                                                                          10,511,587
-------------------------------------------------------------------------------------
Transportation  0.8%
     103,800   CNF, Inc.                                                   2,998,782
                                                                      --------------
               Total common stocks (cost $339,466,086)                   356,253,946
                                                                      --------------
COMMON STOCK UNIT  1.7%
     163,600   Nasdaq--100 Shares Trust Unit Series 1
                (cost $7,834,431)                                          6,404,940
                                                                      --------------
               Total long-term investments (cost $347,300,517)           362,658,886
                                                                      --------------

    12                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                           Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.8%
U.S. GOVERNMENT SECURITIES  0.1%
                               United States Treasury Bills
                                4.15%, 6/28/01
N/A           $      200        (cost $197,971)                      $      197,971
                                                                     --------------
COMMERCIAL PAPER  4.7%
                               American Express Credit Corp.
P-1               17,331        5.30%, 4/2/01                            17,331,000
                               General Electric Capital Corp.
                                5.25%, 4/2/01                             1,000,000
                                                                     --------------
P-1                1,000       (cost $18,331,000)                        18,331,000
                                                                     --------------
                               Total short-term investments
                                (cost $18,528,971)                       18,528,971
                                                                     --------------
                               Total investments  98.5%
                                (cost $365,829,488; Note 4)             381,187,857
                               Other assets in excess of
                                liabilities  1.5%                         5,779,396
                                                                     --------------
                               Net Assets  100%                      $  386,967,253
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing securities.
SA--Societe Anonyme (French Corporation)
    See Notes to Financial Statements                                     13

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $365,829,488)                           $381,187,857
Cash                                                                      34,909
Receivable for investments sold                                        5,784,081
Receivable for Series shares sold                                      4,367,646
Dividends and interest receivable                                        247,012
Deferred expenses and other assets                                        36,510
                                                                   --------------
      Total assets                                                   391,658,015
                                                                   --------------
LIABILITIES
Payable for investments purchased                                      2,966,798
Payable for Series shares reacquired                                   1,356,673
Management fee payable                                                   191,965
Distribution fees payable                                                174,494
Accrued expenses and other liabilities                                       832
                                                                   --------------
      Total liabilities                                                4,690,762
                                                                   --------------
NET ASSETS                                                          $386,967,253
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     26,566
   Paid-in capital in excess of par                                  348,991,090
                                                                   --------------
                                                                     349,017,656
   Undistributed net investment income                                   379,289
   Accumulated net realized gain on investments                       22,211,939
   Net unrealized appreciation on investments                         15,358,369
                                                                   --------------
Net assets, March 31, 2001                                          $386,967,253
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($115,872,641
      / 7,897,893 shares of common stock issued and outstanding)          $14.67
   Maximum sales charge (5% of offering price)                               .77
                                                                   --------------
   Maximum offering price to public                                       $15.44
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($152,225,482 / 10,567,477 shares of common stock
      issued and outstanding)                                             $14.41
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($27,339,783 /
      1,897,937 shares of common stock issued and outstanding)            $14.41
   Sales charge (1% of offering price)                                       .15
                                                                   --------------
   Offering price to public                                               $14.56
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($91,529,347 / 6,202,462 shares of common stock
      issued and outstanding)                                             $14.76
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     15

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                       Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $4,168)           $ 1,790,358
   Interest                                                             595,263
                                                                 -----------------
      Total income                                                    2,385,621
                                                                 -----------------
Expenses
   Management fee                                                       839,685
   Distribution fee--Class A                                            111,791
   Distribution fee--Class B                                            644,951
   Distribution fee--Class C                                             94,616
   Transfer agent's fees and expenses                                   175,000
   Custodian's fees and expenses                                         45,000
   Reports to shareholders                                               45,000
   Registration fees                                                     15,000
   Audit fees                                                            10,000
   Legal fees and expenses                                                4,000
   Directors' fees and expenses                                           3,800
   Miscellaneous                                                            266
                                                                 -----------------
      Total expenses                                                  1,989,109
                                                                 -----------------
Net investment income                                                   396,512
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                         25,830,871
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (3,930,504)
                                                                 -----------------
Net gain on investments                                              21,900,367
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $22,296,879
                                                                 -----------------
                                                                 -----------------

    16                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2001      September 30, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $    396,512          $    235,907
   Net realized gain on investment
      transactions                               25,830,871            29,291,922
   Net change in unrealized appreciation/
      depreciation on investments                (3,930,504)           10,572,463
                                            ------------------    ------------------
   Net increase in net assets resulting
      from operations                            22,296,879            40,100,292
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                      (116,901)                   --
      Class B                                            --                    --
      Class C                                            --                    --
      Class Z                                       (90,605)                   --
                                            ------------------    ------------------
                                                   (207,506)                   --
                                            ------------------    ------------------
   Distributions from net realized
      capital gains
      Class A                                    (8,276,602)           (3,956,469)
      Class B                                   (13,458,405)           (9,827,462)
      Class C                                    (1,732,612)             (885,234)
      Class Z                                    (2,672,838)             (473,196)
                                            ------------------    ------------------
                                                (26,140,457)          (15,142,361)
                                            ------------------    ------------------
Series share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                233,088,223            94,271,423
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                25,164,130            14,348,742
   Cost of shares reacquired                    (72,339,664)          (69,560,800)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions            185,912,689            39,059,365
                                            ------------------    ------------------
      Total increase                            181,861,605            64,017,296
NET ASSETS
Beginning of year                               205,105,648           141,088,352
                                            ------------------    ------------------
End of year(a)                                 $386,967,253          $205,105,648
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of                                  $    379,289          $    190,283
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited)

      Prudential Jennison Equity Opportunity Fund, formerly Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. Investment operations of the Series commenced on November 7, 1996.

      The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments Fund Management LLC ('PIFM' or 'Manager'), in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

the Manager and the Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Short Sales:    The Series may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Taxes:    It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with (PIFM). Pursuant to a subadvisory agreement between PIFM and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays for the service of Jennison, the cost of compensation of officers and employees of the

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2001.

      PIMS has advised the Series that it received approximately $161,300 and $78,100 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the six months ended March 31, 2001. From these fees PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2001, it received approximately $86,100 and $6,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $500 million. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2002. Prior to March 9, 2001, the commitment fee was .080 of 1% on the unused portion of the credit facility. The credit facility at that time was $1 billion. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2001.
                                                                          21

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2001, the Series incurred fees of approximately $174,800 for the services of PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended March 31, 2001, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $1,800 in brokerage commissions from portfolio transactions executed on behalf of the Series.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2001 were $346,755,407 and $166,459,591, respectively.

      The cost basis of the investments for federal income tax purposes at March 31, 2001 is substantially the same for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $12,102,606 (gross unrealized appreciation--$26,377,368; gross unrealized depreciation--$14,274,762).

Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares         Amount
---------------------------------------------------------   ----------    -------------
Six months ended March 31, 2001:
Shares sold                                                  4,558,404    $  68,049,048
Shares issued in reinvestment of distributions                 608,864        8,097,888
Shares reacquired                                           (2,097,141)     (31,242,002)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 3,070,127       44,904,934
Shares issued upon conversion from Class B                     367,628        5,482,780
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                3,437,755    $  50,387,714
                                                            ----------    -------------
                                                            ----------    -------------
Year ended September 30, 2000:
Shares sold                                                  3,735,739    $  50,527,448
Shares issued in reinvestment of dividends and
  distributions                                                311,591        3,774,762
Shares reacquired                                           (2,771,744)     (36,327,739)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 1,275,586       17,974,471
Shares issued upon conversion from Class B                     273,305        3,692,627
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                1,548,891    $  21,667,098
                                                            ----------    -------------
                                                            ----------    -------------
Class B
---------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                  3,405,551    $  49,759,785
Shares issued in reinvestment of distributions                 966,767       12,654,979
Shares reacquired                                             (852,460)     (12,395,815)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 3,519,858       50,018,949
Shares reacquired upon conversion from Class A                (373,853)      (5,482,780)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                3,146,005    $  44,536,169
                                                            ----------    -------------
                                                            ----------    -------------
Year ended September 30, 2000:
Shares sold                                                  1,738,564    $  22,527,841
Shares issued in reinvestment of dividends and
  distributions                                                769,364        9,243,065
Shares reacquired                                           (2,065,428)     (25,875,475)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   442,500        5,895,431
Shares reacquired upon conversion from Class A                (276,531)      (3,692,627)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                  165,969    $   2,202,804
                                                            ----------    -------------
                                                            ----------    -------------

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares         Amount
---------------------------------------------------------   ----------    -------------
Six months ended March 31, 2001:
Shares sold                                                  1,006,471    $  14,753,273
Shares issued in reinvestment of distributions                 128,670        1,684,289
Shares reacquired                                             (158,162)      (2,322,180)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                  976,979    $  14,115,382
                                                            ----------    -------------
                                                            ----------    -------------
Year ended September 30, 2000:
Shares sold                                                    458,926    $   5,963,960
Shares issued in reinvestment of dividends and
  distributions                                                 72,279          868,408
Shares reacquired                                             (212,204)      (2,676,372)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                  319,001    $   4,155,996
                                                            ----------    -------------
                                                            ----------    -------------
Class Z
---------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                  6,609,962    $ 100,526,117
Shares issued in reinvestment of distributions                 203,962        2,726,974
Shares reacquired                                           (1,756,964)     (26,379,667)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                5,056,960    $  76,873,424
                                                            ----------    -------------
                                                            ----------    -------------
Year ended September 30, 2000:
Shares sold                                                  1,133,274    $  15,252,174
Shares issued in reinvestment of dividends and
  distributions                                                 38,006          462,507
Shares reacquired                                             (358,742)      (4,681,214)
                                                            ----------    -------------
Net increase (decrease) in shares outstanding                  812,538    $  11,033,467
                                                            ----------    -------------
                                                            ----------    -------------

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2001

        Financial
                 Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  14.82
                                                                   ----------
Income from investment operations
Net investment income(d)                                                  .05
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.60
                                                                   ----------
      Total from investment operations                                   1.65
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.03)
Distributions from net realized gains                                   (1.77)
                                                                   ----------
      Total distributions                                               (1.80)
                                                                   ----------
Net asset value, end of year                                         $  14.67
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                         12.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $115,873
Average net assets (000)                                             $ 89,678
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.06%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .81%(b)
   Net investment income                                                  .65%(b)
Class A, B, C and Z shares:
   Portfolio turnover rate                                                 62%

------------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    26                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class A
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
-----------------------------------------------------------       November 7, 1996(a)
      2000                1999                   1998          Through September 30, 1997
-----------------------------------------------------------------------------------------------
    $  12.76            $  10.98               $  12.89                 $  10.00
    --------            --------               --------                 --------
         .04                 .07                    .15                      .09
        3.38                2.68                  (1.32)                    2.87
    --------            --------               --------                 --------
        3.42                2.75                  (1.17)                    2.96
    --------            --------               --------                 --------
          --                (.06)                  (.12)                    (.07)
       (1.36)               (.91)                  (.62)                      --
    --------            --------               --------                 --------
       (1.36)               (.97)                  (.74)                    (.07)
    --------            --------               --------                 --------
    $  14.82            $  12.76               $  10.98                 $  12.89
    --------            --------               --------                 --------
       29.23%              26.00%                 (9.40)%                  29.72%
    $ 66,117            $ 37,158               $ 31,339                 $ 34,846
    $ 43,741            $ 35,815               $ 35,145                 $ 27,008
        1.19%               1.30%                  1.31%                    1.58%(b)
         .94%               1.05%                  1.06%                    1.33%(b)
         .64%                .54%                  1.20%                     .90%(b)
         145%                111%                    99%                      55%

    See Notes to Financial Statements                                     27

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  14.61
                                                                   ----------
Income from investment operations
Net investment income (loss)(d)                                          (.01)
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.58
                                                                   ----------
      Total from investment operations                                   1.57
                                                                   ----------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                   (1.77)
                                                                   ----------
      Total distributions                                               (1.77)
                                                                   ----------
Net asset value, end of year                                         $  14.41
                                                                   ----------
                                                                   ----------
TOTAL RETURN(c)                                                          12.0%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $152,225
Average net assets (000)                                             $129,345
Ratios to average net assets:
  Expenses, including distribution and service (12b-1) fees              1.81%(b)
  Expenses, excluding distribution and service (12b-1) fees               .81%(b)
  Net investment income                                                  (.11)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    28                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class B
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
-----------------------------------------------------------       November 7, 1996(a)
      2000                1999                   1998          through September 30, 1997
-----------------------------------------------------------------------------------------------
    $  12.68            $  10.96               $  12.86                 $  10.00
----------------        --------               --------                 --------
        (.02)               (.03)                   .06                      .02
        3.31                2.67                  (1.31)                    2.86
----------------        --------               --------                 --------
        3.29                2.64                  (1.25)                    2.88
----------------        --------               --------                 --------
          --                (.01)                  (.03)                    (.02)
       (1.36)               (.91)                  (.62)                      --
----------------        --------               --------                 --------
       (1.36)               (.92)                  (.65)                    (.02)
----------------        --------               --------                 --------
    $  14.61            $  12.68               $  10.96                 $  12.86
----------------        --------               --------                 --------
----------------        --------               --------                 --------
       28.31%              24.98%                (10.01)%                  28.83%
    $108,440            $ 92,032               $ 84,751                 $ 87,558
    $ 96,325            $ 94,904               $ 93,465                 $ 62,575
        1.94%               2.05%                  2.06%                    2.33%(b)
         .94%               1.05%                  1.06%                    1.33%(b)
        (.12)%              (.20)%                  .46%                     .15%(b)

    See Notes to Financial Statements                                     29

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  14.61
                                                                     --------
Income from investment operations
Net investment income (loss)(d)                                          (.01)
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.58
                                                                     --------
      Total from investment operations                                   1.57
                                                                     --------
Less distributions
Dividends from net investment income                                       --
Distributions from net realized gains                                   (1.77)
                                                                     --------
      Total distributions                                               (1.77)
                                                                     --------
Net asset value, end of year                                         $  14.41
                                                                     --------
                                                                     --------
TOTAL RETURN(c)                                                          12.0%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $ 27,340
Average net assets (000)                                             $ 18,975
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.81%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .81%(b)
   Net investment income                                                 (.12)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    30                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class C
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
-----------------------------------------------------------       November 7, 1996(a)
      2000                1999                   1998          through September 30, 1997
-----------------------------------------------------------------------------------------------
    $  12.68             $10.96                 $12.86                   $10.00
    --------            -------                -------                  -------
        (.01)              (.02)                   .06                      .02
        3.30               2.66                  (1.31)                    2.86
    --------            -------                -------                  -------
        3.29               2.64                  (1.25)                    2.88
    --------            -------                -------
          --               (.01)                  (.03)                    (.02)
       (1.36)              (.91)                  (.62)                      --
    --------            -------                -------                  -------
       (1.36)              (.92)                  (.65)                    (.02)
    --------            -------                -------                  -------
    $  14.61             $12.68                 $10.96                   $12.86
    --------            -------                -------                  -------
    --------            -------                -------                  -------
       28.31%             24.98%                (10.01)%                  28.83%
    $ 13,457             $7,636                 $7,124                   $7,111
    $  9,977             $7,702                 $7,734                   $5,631
        1.94%              2.05%                  2.06%                    2.33%(b)
         .94%              1.05%                  1.06%                    1.33%(b)
        (.10)%             (.19)%                  .46%                     .15%(b)

    See Notes to Financial Statements                                     31

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  14.92
                                                                     --------
Income from investment operations
Net investment income(d)                                                  .06
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.61
                                                                     --------
      Total from investment operations                                   1.67
                                                                     --------
Less distributions
Dividends from net investment income                                    (0.06)
Distributions from net realized gains                                   (1.77)
                                                                     --------
      Total distributions                                               (1.83)
                                                                     --------
Net asset value, end of period                                       $  14.76
                                                                     --------
                                                                     --------
TOTAL RETURN(c)                                                         12.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $ 91,529
Average net assets (000)                                             $ 42,666
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .81%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .81%(b)
   Net investment income                                                  .88%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    32                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                            Class Z
-----------------------------------------------------------------------------------------------
                 Year Ended September 30,
-----------------------------------------------------------       November 7, 1996(a)
      2000                1999                   1998          through September 30, 1997
-----------------------------------------------------------------------------------------------
    $  12.80             $11.00                  12.93                   $10.00
    --------            -------                -------                  -------
         .04                .09                    .17                      .10
        3.44               2.69                  (1.33)                    2.92
    --------            -------                -------                  -------
        3.48               2.78                  (1.16)                    3.02
    --------            -------                -------                  -------
          --               (.07)                  (.15)                    (.09)
       (1.36)              (.91)                  (.62)                      --
    --------            -------                -------                  -------
       (1.36)              (.98)                  (.77)                    (.09)
    --------            -------                -------                  -------
    $  14.92             $12.80                 $11.00                   $12.93
    --------            -------                -------                  -------
    --------            -------                -------                  -------
       29.64%             26.31%                 (9.31)%                  30.30%
    $ 17,092             $4,263                 $1,836                   $  609
    $  8,446             $3,088                 $1,374                   $  227
         .94%              1.05%                  1.06%                    1.33%(b)
         .94%              1.05%                  1.06%                    1.33%(b)
         .96%               .76%                  1.54%                    1.15%(b)

    See Notes to Financial Statements                                     33

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Supplemental Proxy Information (Unaudited)

Meetings of the Fund's shareholders were held on February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meetings were held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.
   - Saul K. Fenster
   - Delayne D. Gold
   - Robert F. Gunia
   - Douglas H. McCorkindale
   - W. Scott McDonald, Jr.
   - Thomas T. Mooney
   - Stephen P. Munn
   - David R. Odenath, Jr.
   - Richard A. Redeker
   - Judy A. Rice
   - Robin B. Smith
   - Louis A. Weil, III
   - Clay T. Whitehead

(2) To permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material changes to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. This is called 'Manager-of Managers' structure and would not change the rate of advisory fees charged to a Fund.

(3) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers. The rate of advisory fees payable by each Fund would not change.

(4) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(5) To amend The Fund's objective.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

    34                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund
             Supplemental Proxy Information (Unaudited) Cont'd.

The results of the proxy solicitation on the above matters were:

             Director/Manager/
                Investment                Votes          Votes         Votes
           Restrictions/Auditor            for          Against       Withheld     Abstentions
         -------------------------    -------------    ----------    ----------    -----------
(1)D     Saul K. Fenster                 7,297,162             --       144,284             --
         Delayne D. Gold                 7,295,616             --       145,830             --
         Robert F. Gunia                 7,302,645             --       138,801             --
         Douglas H. McCorkindale         7,303,531             --       137,915             --
         W. Scott McDonald, Jr.          7,300,098             --       141,348             --
         Thomas T. Mooney                7,299,626             --       141,820             --
         Stephen P. Munn                 7,304,223             --       137,223             --
         David R. Odenath, Jr.           7,304,667             --       136,779             --
         Richard A. Redeker              7,294,975             --       146,471             --
         Judy A. Rice                    7,302,524             --       138,922             --
         Robin B. Smith                  7,304,180             --       137,266             --
         Louis A. Weil, III              7,300,659             --       140,787             --
         Clay T. Whitehead               7,301,564             --       139,882             --
(2)D     PIFM                            5,184,395        692,249     1,370,598        194,205
(3)D     PIFM                            5,646,569        233,291     1,370,598        190,989
(4a)D    Fund Diversification            5,740,385        160,436     1,370,598        170,028
(4b)D    Issuing Senior
         Securities, Borrowing
         Money and Pledging
         Assets.                         5,630,785        251,731     1,370,598        188,333
(4c)D    Buying and Selling Real
         Estate.                         5,660,197        225,381     1,370,598        185,271
(4d)D    Buying and Selling
         Commodities and Commodity
         Contracts.                      5,631,864        255,121     1,370,598        183,864
(4e)D    Fund Concentration.             5,699,814        188,589     1,370,598        182,445
(4f)D    Engage in Underwriting.         5,635,687        240,263     1,370,598        194,899
(4g)D    Making Loans                    5,609,157        268,737     1,370,598        192,955
(4h)D    Other Investment
         Restrictions.                   5,644,470        227,587     1,370,598        198,792
(5)D     Amend Fund Objective.           5,666,516        214,619     1,370,598        189,714
(6)D     PricewaterhouseCoopers
         LLP                             7,234,391         59,034            --        148,022

DApproved at the February 22, 2001 meeting.
    See Notes to Financial Statements                                     35

Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered
representative. Your financial
professional can provide you with the
following services:

There's No Reward Without Risk; but Is
This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com                  (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     NASDAQ      CUSIP
     Class A     PJIAX     74437E503
     Class B     PJIBX     74437E602
     Class C     PJGCX     74437E701
     Class Z     PJGZX     74437E800

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF172E2     74437E503     74437E602     74437E701     74437E800

(ICON) Printed on Recycled Paper